(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC3

                                   [URF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

                                   TERM SHEET
                                SEPTEMBER 7, 2005

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC3

                          $1,042,650,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                        PRINCIPAL
                                         WAL (YRS)       WINDOW                             EXPECTED       STATED        EXPECTED
                 APPROX                  (CALL(4)/      (CALL(4)/     PAYMENT   INTEREST     FINAL         FINAL         RATINGS
   CLASS        SIZE ($)      COUPON     MATURITY)      MATURITY)      DELAY    ACCRUAL    MATURITY (4)  MATURITY(5)  (MOODY'S/ S&P)
 CLASS A-1A    302,990,000                               Information not provided hereby.                               [Aaa/AAA]

 CLASS A-2A    325,115,000  LIBOR + [ ]  1.00/1.00    1 - 22/1 - 22      0     Actual/360    07/2007       06/2036      [Aaa/AAA]
                              (1), (2)

 CLASS A-2B    159,162,000  LIBOR + [ ]  2.98/2.98   22 - 72/22 - 72     0     Actual/360    09/2011       06/2036      [Aaa/AAA]
                              (1), (2)

 CLASS A-2C     42,233,000  LIBOR + [ ]  6.31/8.82  72 - 76/72 - 176     0     Actual/360    01/2012       06/2036      [Aaa/AAA]
                              (1), (2)

  CLASS M-1     50,400,000  LIBOR + [ ]  4.78/5.31  46 - 76/46 - 157     0     Actual/360    01/2012       06/2036       [NR/AAA]
                              (1), (3)

  CLASS M-2     49,875,000  LIBOR + [ ]  4.56/5.07  42 - 76/42 - 147     0     Actual/360    01/2012       06/2036      [NR/AA+]
                              (1), (3)

  CLASS M-3     37,800,000  LIBOR + [ ]  4.45/4.91  40 - 76/40 - 134     0     Actual/360    01/2012       06/2036       [NR/AA]
                              (1), (3)

  CLASS M-4      9,450,000  LIBOR + [ ]  4.41/4.83  40 - 76/40 - 120     0     Actual/360    01/2012       06/2036       [NR/AA-]
                              (1), (3)

  CLASS M-5     19,425,000  LIBOR + [ ]  4.38/4.75  39 - 76/39 - 116     0     Actual/360    01/2012       06/2036       [NR/A+]
                              (1), (3)

  CLASS M-6     12,075,000  LIBOR + [ ]  4.36/4.66  38 - 76/38 - 105     0     Actual/360    01/2012       06/2036        [NR/A]
                              (1), (3)

  CLASS M-7      7,350,000  LIBOR + [ ]  4.35/4.58   38 - 76/38 - 97     0     Actual/360    01/2012       06/2036       [NR/A-]
                              (1), (3)

  CLASS B-1     13,125,000  LIBOR + [ ]  4.34/4.46   37 - 76/37 - 91     0     Actual/360    01/2012       06/2036      [NR/BBB+]
                              (1), (3)

  CLASS B-2      5,250,000  LIBOR + [ ]  4.26/4.26   37 - 76/37 - 76     0     Actual/360    01/2012       06/2036       [NR/BBB]
                              (1), (3)

  CLASS B-3      8,400,000  LIBOR + [ ]  3.98/3.98   37 - 69/37 - 69     0     Actual/360    06/2011       06/2036      [NR/BBB-]
                              (1), (3)

  CLASS B-4      7,350,000  LIBOR + [ ]  3.30/3.30   37 - 52/37 - 52     0     Actual/360    01/2010       06/2036       [NR/BB+]
                              (1), (3)
             -------------
TOTAL
OFFERED:     1,042,650,000
             =============

1)    Subject to the related Available Funds Cap and the related Maximum Rate
      Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its margin on the following Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin on the following Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call. The maximum CPR in any one period is 95%.

5)    Latest maturity date for any mortgage loan plus one year.

6) The Class B-4 Certificates will be privately placed. All information presented herein with respect to the Class B-4 Certificates is solely to assist your understanding of the Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                       212-449-3659        scott_soltas@ml.com
Charles Sorrentino                 212-449-3659        charles_sorrentino@ml.com
Colin Sheen                        212-449-3659        colin_sheen@ml.com
Edgar Seah                         212-449-3659        edgar_seah@ml.com
Gregory Ikhilov                    212-449-3659        gregory_ikhilov@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                        212-449-0752        matthew_whalen@ml.com
Paul Park                          212-449-6380        paul_park@ml.com
Tom Saywell                        212-449-2122        tom_saywell@ml.com
Alan Chan                          212-449-8140        alan_chan@ml.com
Fred Hubert                        212-449-5071        fred_hubert@ml.com
Alice Chu                          212-449-1701        alice_chu@ml.com
Sonia Lee                          212-449-5067        sonia_lee@ml.com
Keith Singletary                   212-449-9431        keith_singletary@ml.com
Calvin Look                        212-449-5029        calvin_look@ml.com

MOODY'S
Maggie Liu                         212-553-3712        Qingyu.liu@moodys.com

STANDARD & POOR'S
Rebecca Neary                      212-438-3026        Rebecca_neary@sandp.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

TITLE OF OFFERED                   Specialty Underwriting & Residential Finance
CERTIFICATES                       ("SURF"), Mortgage Loan Asset-Backed
                                   Certificates, Series 2005-BC3, consisting of:

                                   Class A-1A Certificates (collectively, the
                                   "Class A-1 Certificates"),

                                   Class A-2A, Class A-2B and Class A-2C
                                   Certificates (collectively, the "Class A-2
                                   Certificates", and together, with the Class
                                   A-1 Certificates, the "Class A
                                   Certificates"),

                                   Class M-1, Class M-2, Class M-3, Class M-4,
                                   Class M-5, Class M-6 and Class M-7
                                   Certificates (collectively, the "Class M
                                   Certificates"),

                                   Class B-1, Class B-2, Class B-3 and Class
                                   B-4 Certificates (collectively, the "Class B
                                   Certificates" and together with the Class M
                                   Certificates, the "Subordinate
                                   Certificates")

                                   The Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates are collectively known as the "Offered Certificates").

LEAD MANAGER                       Merrill Lynch, Pierce, Fenner & Smith
                                   Incorporated

CO-MANAGER                         [ ]

ISSUER                             Specialty Underwriting and Residential
                                   Finance Trust, Series 2005-BC3

DEPOSITOR                          Merrill Lynch Mortgage Investors, Inc.

SELLER                             Merrill Lynch Mortgage Lending Inc.

SERVICER                           Wilshire Credit Corporation

TRUSTEE                            J.P. Morgan Chase Bank

CUT-OFF DATE                       September 1, 2005

PRICING DATE                       On or about September [8], 2005

CLOSING DATE                       On or about September [28], 2005

DISTRIBUTION DATES                 Distribution of principal and interest on
                                   the offered certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2005.

ERISA CONSIDERATIONS               The offered certificates will be ERISA
                                   eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                                   Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT                   The offered certificates will not constitute
                                   "mortgage-related securities" for the
                                   purposes of SMMEA.

TAX STATUS                         For federal income tax purposes, the Trust
                                   Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------



OPTIONAL TERMINATION                The Trustee will attempt to terminate the
                                    trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations or by the Trustee in the performance of its obligations, including conducting the auction and (iii) certain other amounts specified in the prospectus supplement.

MORTGAGE LOANS                      The mortgage pool will consist of fixed rate
                                    and adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") originated under the SURF program and will be serviced by Wilshire Capital Corporation.
                                    The information described herein is based on a pool of Mortgage Loans having an aggregate principal balance of approximately
                                    $1,071,168,362, as of August 1, 2005
                                    ("Statistical Calculation Date"). The
                                    Mortgage Loans are expected to have an
                                    aggregate stated principal balance as of the Cut-Off Date of approximately
                                    $1,050,000,000.

TOTAL DEAL SIZE                     Approximately [$1,050,000,000]

ADMINISTRATIVE FEES                 The Servicer and the Trustee will be paid
                                    fees aggregating approximately 50.00 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS                 1.  Mortgage Insurance
                                    2.  Excess Interest
                                    3.  Over-Collateralization
                                    4.  Subordination

MORTGAGE  INSURANCE                 As of the cut-of date, approximately 25.52%
                                    of the mortgage loans will be covered by a mortgage insurance policy issued by Mortgage
                                    Guaranty Insurance Corporation. Each Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS INTEREST                     Excess interest cashflow will be available
                                    as credit enhancement.

OVER-COLLATERALIZATION              The over-collateralization ("O/C") amount is
                                    equal to the excess of the aggregate
                                    principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the O/C amount will equal approximately
                                    0.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.
                                    The trust fund will apply some or all of the Excess Interest as principal payments on the Class A Certificates until the O/C target is reached, resulting in a limited acceleration of principal of the Offered Certificates relative to the Mortgage Loans. Once the O/C target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the O/C target amount (i.e., 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date).

                                    Initial: 0.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date
                                    Target: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, 1.00% of current mortgage balance after stepdown
                                    Floor: 0.50% of the aggregate principal
                                    balance of the Mortgage Loans as of the
                                    Cut-Off Date

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

SUBORDINATION:                         CLASSES   RATING (M/S)  SUBORDINATION (1)
                                       -------   ------------  -----------------
(1) includes OC target                 Class A     Aaa / AAA         21.50%
                                      Class M-1   [NR / AAA]         16.70%
                                      Class M-2   [NR / AA+]         11.95%
                                      Class M-3    [NR / AA]         8.35%
                                      Class M-4   [NR / AA-]         7.45%
                                      Class M-5    [NR / A+]         5.60%
                                      Class M-6    [NR / A]          4.45%
                                      Class M-7    [NR / A-]         3.75%
                                      Class B-1   [NR / BBB+]        2.50%
                                      Class B-2   [NR / BBB]         2.00%
                                      Class B-3   [NR / BBB-]        1.20%
                                      Class B-4   [NR / BB+]         0.50%


CLASS SIZES:                           CLASSES   RATING (M/S)     CLASS SIZES
                                       -------   ------------     -----------
                                       Class A     Aaa / AAA         79.00%
                                      Class M-1   [NR / AAA]         4.80%
                                      Class M-2   [NR / AA+]         4.75%
                                      Class M-3    [NR / AA]         3.60%
                                      Class M-4   [NR / AA-]         0.90%
                                      Class M-5    [NR / A+]         1.85%
                                      Class M-6    [NR / A]          1.15%
                                      Class M-7    [NR / A-]         0.70%
                                      Class B-1   [NR / BBB+]        1.25%
                                      Class B-2   [NR / BBB]         0.50%
                                      Class B-3   [NR / BBB-]        0.80%
                                      Class B-4   [NR / BB+]         0.70%

INTEREST ACCRUAL                    For the Offered Certificates, interest will
                                    initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution
                                    Date to (but excluding) the current
                                    Distribution Date.

COUPON STEP UP                      If the optional termination of the
                                    Certificates does not occur on the first distribution date on which it can occur, (i) the margins on each class of the Class A
                                    Certificates will increase to 2x their
                                    respective margins, and (ii) the margins on each class of the Subordinate Certificates will increase to 1.5x their respective margins, in each case on the following
                                    Distribution Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAPS                Class A-1 Certificates: The per annum rate
                                    equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group 1 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 1
                                    Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                                    Class A-2 Certificates: The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                                    Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                                    "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACT                        The Certificates will each have the benefit
                                    of one of the three cap contracts as
                                    specified below:

                                                                                  BEGINNING       1ML STRIKE,
                                           CLASS            NUMBER OF MONTHS  DISTRIBUTION DATE  UPPER COLLAR
                                           -----            ----------------  -----------------  ------------
                                   Class A-1 Certificates          36           October 2005        9.755%
                                   Class A-2 Certificates          77           October 2005        9.260%
                                  Subordinate Certificates         36           October 2005        8.670%

                                    Payments received on the related cap
                                    contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS                   The pass-through rates of each of the
                                    Offered Certificates will also be subject to a related "Maximum Rate Cap", which will be calculated in the same manner as the Available Funds Cap, but based on the net maximum lifetime mortgage rates for the adjustable rate Mortgage loans and the net mortgage rates for the fixed rate Mortgage
                                    Loans rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate
                                    Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT             If on any Distribution Date the pass-through
                                    rate is limited by the related Available
                                    Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (i) the related
                                    Maximum Rate Cap and (ii) the lesser of (A)
                                    One Month LIBOR and (B) the applicable rate for the related class or classes of certificates shown under the heading "1ML
                                    Strike, Upper Collar", under the heading, "Cap Contracts" shown above), and the aggregate of such shortfalls from previous
                                    Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the certificate principal balance has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------



CASHFLOW PRIORITY                1. Repayment of any unreimbursed Servicer
<Preliminary and                    advances.
Subject to Revision>
                                 2. Servicing Fees and Trustee Fees, as
                                    applicable.

                                 3. Available interest funds, as follows:
                                    monthly interest, including any unpaid
                                    monthly interest from prior months,
                                    concurrently, to each class of the Class A
                                    Certificates, then monthly interest,
                                    including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class M-7 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates and then to the Class B-4 Certificates.

                                 4. Available principal funds, as follows:
                                    monthly principal to the Class A
                                    Certificates as described under "PRINCIPAL
                                    PAYDOWN", then monthly principal to the
                                    Class M-1 Certificates, then monthly
                                    principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class M-7 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                                 5. Excess interest in the order as described
                                    under "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the required level.

                                 6. Excess interest to pay subordinate principal
                                    shortfalls.

                                 7. Excess interest to pay Carryover resulting
                                    from imposition of the Available Funds Cap.

                                 8. Any remaining amount will be paid in
                                    accordance with the Pooling and Servicing
                                    Agreement and will not be available for
                                    payment to holders of the offered
                                    certificates.

                                 Payments received on the related Cap
                                 Contract will only be available to the
                                 related classes of Certificates to pay
                                 amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contract over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

      1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates. Amounts allocated to the Class A-2A, Class A-2B and Class A-2C Certificates shall be distributed sequentially, with all amounts paid to the Class A-2A Certificates until its Certificate principal balance has been reduced to zero, then to the Class A-2B Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-2C Certificates until its Certificate principal balance has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B and Class A-2C Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

      "Group 1 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      "Group 2 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class remains outstanding) as the case may be. After the aggregate Certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-7 Certificates, ninth to the Class B-1 Certificates, tenth to the Class B-2 Certificates, eleventh to the Class B-3 Certificates and twelfth to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

                             CLASS A                43.00%
                            CLASS M-1               33.40%
                            CLASS M-2               23.90%
                            CLASS M-3               16.70%
                            CLASS M-4               14.90%
                            CLASS M-5               11.20%
                            CLASS M-6               8.90%
                            CLASS M-7               7.50%
                            CLASS B-1               5.00%
                            CLASS B-2               4.00%
                            CLASS B-3               2.40%
                            CLASS B-4               1.00%


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the October 2008 Distribution Date;
      and

ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Step Down Loss Trigger Event does not exist.

SUBORDINATE             The first Distribution Date on which the Senior
CLASS PRINCIPAL         Enhancement Percentage (i.e., the sum of the outstanding
DISTRIBUTION DATE       principal balance of the subordinate Certificates and
                        the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage
                        (including O/C), which is equal to two times the initial
                        Class A subordination percentage. SENIOR SPECIFIED
                        ENHANCEMENT PERCENTAGE: 43.00% or (21.00%+0.50%)*2

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

STEP DOWN LOSS          The situation that exists with respect to any
TRIGGER EVENT           Distribution Date after the Stepdown Date, if (a) the
<Preliminary and        quotient of (1) the aggregate Stated Principal Balance
Subject to Revision>    of all Mortgage Loans 60 or more days delinquent,
                        measured on a rolling three month basis (including
                        Mortgage Loans in foreclosure and REO Properties) and
                        (2) the Stated Principal Balance of all the Mortgage
                        Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 36.00% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                        Percentage.

                        DISTRIBUTION DATE OCCURRING    LOSS PERCENTAGE
                        ---------------------------    ---------------

                        October 2008 - September 2009  2.80% with respect to
                                                       October 2008, plus an
                                                       additional 1/12th of
                                                       0.95% for each month
                                                       thereafter
                        October 2009 - September 2010  3.75% with respect to
                                                       October 2009, plus an
                                                       additional 1/12th of
                                                       0.70% for each month
                                                       thereafter
                        October 2010 - September 2011  4.45% with respect to
                                                       October 2010, plus an
                                                       additional 1/12th of
                                                       0.25% for each month
                                                       thereafter
                        October 2011 and thereafter    4.70%

                                 (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS              The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES    The following tables describe the Mortgage Loans and the
                        related mortgaged properties as of the Statistical
                        Calculation Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

Aggregate Outstanding Principal Balance                                        $1,071,168,362
Aggregate Original Principal Balance                                           $1,073,360,100
Number of Mortgage Loans                                                            7,076

                                                     MINIMUM                       MAXIMUM                  AVERAGE (1)
                                                     -------                       -------                  -----------
Original Principal Balance                           $12,600                     $1,000,000                  $151,690
Outstanding Principal Balance                        $12,581                      $997,300                   $151,380

                                                     MINIMUM                       MAXIMUM              WEIGHTED AVERAGE (2)
                                                     -------                       -------              --------------------
Original Term (mos)                                    120                           360                        346
Stated remaining Term (mos)(4)                         114                           357                        340
Loan Age (mos)(4)                                       3                            18                          5
Current Interest Rate                                4.875%                        12.850%                    7.243%
Initial Interest Rate Cap (3)                        1.000%                        5.000%                     2.907%
Periodic Rate Cap (3)                                1.000%                        2.000%                     1.149%
Gross Margin (3)                                     2.220%                        12.150%                    6.335%
Maximum Mortgage Rate (3)                            10.875%                       17.990%                    13.240%
Minimum Mortgage Rate (3)                            2.250%                        10.990%                    6.887%
Months to Roll (3)(4)                                   1                            56                         21
Original Loan-to-Value                               13.41%                        100.00%                    81.98%
Credit Score                                           500                           801                        618

                                                    EARLIEST                      LATEST
                                                    --------                      ------
Maturity Date                                      03/01/2015                    06/01/2035

LIEN POSITION                                          PERCENT OF MORTGAGE POOL
                                                       ------------------------
1st Lien                                                                  92.87%

2nd Lien                                                                   7.13%

YEAR OF ORIGINATION                                    PERCENT OF MORTGAGE POOL
                                                       ------------------------
2004                                                                       3.03%

2005                                                                      96.97%

OCCUPANCY                                              PERCENT OF MORTGAGE POOL
                                                       ------------------------
Primary                                                                   98.24%

Second Home                                                                0.35%

Investment                                                                 1.41%

LOAN PURPOSE                                           PERCENT OF MORTGAGE POOL
                                                       ------------------------
Purchase                                                                  42.01%

Refinance - Rate/Term                                                      4.63%

Refinance - Cashout                                                       53.36%

LOAN TYPE                                              PERCENT OF MORTGAGE POOL
                                                       ------------------------
Fixed Rate                                                                20.63%

ARM                                                                       79.37%

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
                                                        ------------------------
Fully Amortizing                                                          60.64%

Interest-Only                                                             32.50%

Balloon                                                                    6.87%

PROPERTY TYPE                                          PERCENT OF MORTGAGE POOL
                                                       ------------------------
Single Family                                                             76.17%

Planned Unit Development                                                  12.97%

Condominium                                                                5.49%

Two-to Four-Family                                                         4.47%

Townhouse                                                                  0.55%

Rowhouse                                                                   0.30%

Manufactured Housing                                                       0.05%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) As of the Cut-Off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

MORTGAGE RATES

                          NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                            OF       PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF MORTGAGE RATES    LOANS    OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
-----------------------  --------  --------------  ----------   --------  --------  -----------   --------   --------  -------
5.500% or less                73      $17,884,740     1.67%      5.378%     647       $244,996     76.67%     74.94%    63.94%

5.501% to 6.000%             418      103,899,227     9.70       5.880      634        248,563     77.38      66.56     54.78

6.001% to 6.500%             875      190,612,098    17.79       6.336      631        217,842     78.83      52.97     48.29

6.501% to 7.000%            1438      285,996,934    26.70       6.817      620        198,885     79.48      47.14     39.37

7.001% to 7.500%             961      160,850,029    15.02       7.300      604        167,378     81.16      54.29     27.77

7.501% to 8.000%             863      135,251,166    12.63       7.798      596        156,722     83.68      56.09     17.42

8.001% to 8.500%             381       51,163,198     4.78       8.289      597        134,287     86.73      62.15      6.94

8.501% to 9.000%             313       34,254,388     3.20       8.791      598        109,439     88.39      66.05      7.75

9.001% to 9.500%             227       16,138,657     1.51       9.351      619         71,095     90.89      60.67      4.00

9.501% to 10.000%            437       24,769,438     2.31       9.898      640         56,681     96.01      49.56      0.00

10.001% to 10.500%           318       16,545,435     1.54      10.344      650         52,030     97.41      33.37      0.00

10.501% to 11.000%           548       25,382,312     2.37      10.857      646         46,318     99.21      24.72      0.00

11.001% to 11.500%           147        5,352,194     0.50      11.285      643         36,409     99.77      26.09      0.00

11.501% to 12.000%            66        2,793,855     0.26      11.834      632         42,331     99.11      27.56      0.00

12.001% to 12.500%             8          194,101     0.02      12.252      624         24,263     99.93      43.22      0.00

12.501% to 13.000%             3           80,591     0.01      12.767      642         26,864    100.00      26.53      0.00
                         -------   --------------   ------      ------      ---       --------    ------     ------    ------
TOTAL:                     7,076   $1,071,168,362   100.00%      7.243%     618       $151,380     81.98%     53.41%    32.50%
                         =======   ==============   ======      ======      ===       ========    ======     ======    ======

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 12.850% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.243% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF THE CUT-OFF DATE

                          NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                    OF       PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS         MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
TO STATED MATURITY         LOANS    OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
-----------------------  --------  --------------  ----------   --------  --------  -----------   --------   --------  -------
109 to 120                   10          $437,119     0.04%      8.242%     624        $43,712     85.99%     72.09%     0.00%

157 to 168                    5           208,658     0.02      10.078      630         41,732     98.04      28.45      0.00

169 to 180                1,647        80,905,822     7.55      10.127      653         49,123     97.35      36.62      0.00

229 to 240                   67         4,626,972     0.43       8.172      624         69,059     82.46      62.26      2.80

289 to 300                    3           235,480     0.02       8.567      611         78,493     75.04     100.00      0.00

337 to 348                    8         1,069,515     0.10       7.273      620        133,689     78.96      21.27      0.00

349 to 360                5,336       983,684,796    91.83       7.000      616        184,349     80.72      54.77     35.37
                         -------   --------------   ------      ------      ---       --------    ------     ------    ------
TOTAL:                    7,076    $1,071,168,362   100.00%      7.243%     618       $151,380     81.98%     53.41%    32.50%
                         =======   ==============   ======      ======      ===       ========    ======     ======    ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 340 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                OF      PRINCIPAL      PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE    BALANCE        MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING        POOL       COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
--------------------------   --------  --------------  ----------   --------  --------  -----------   --------   --------  -------
$50,000 or less               1,143       $37,083,005      3.46%     10.264%    647        $32,444     97.12%     46.73%     0.00%

$50,001 to $100,000           1,584       118,598,631     11.07       8.482     622         74,873     86.64      59.16      1.69

$100,001 to $150,000          1,487       183,388,351     17.12       7.383     615        123,328     82.16      63.95     13.82

$150,001 to $200,000            958       166,875,446     15.58       7.050     613        174,191     80.19      59.42     27.95

$200,001 to $250,000            710       159,190,708     14.86       6.958     613        224,212     80.10      52.55     36.20

$250,001 to $300,000            474       129,312,941     12.07       6.827     615        272,812     80.08      47.29     43.92

$300,001 to $350,000            308        99,236,325      9.26       6.748     619        322,196     80.63      43.40     49.41

$350,001 to $400,000            193        72,139,736      6.73       6.754     626        373,781     80.76      38.71     60.89

$400,001 to $450,000             93        39,374,431      3.68       6.607     629        423,381     81.90      37.89     62.30

$450,001 to $500,000             78        37,637,021      3.51       6.562     625        482,526     81.74      46.00     65.50

$500,001 to $550,000             18         9,438,701      0.88       6.507     625        524,372     81.33      61.06     66.63

$550,001 to $600,000             16         9,328,459      0.87       6.610     630        583,029     78.51      81.14     49.75

$600,001 to $650,000              5         3,105,074      0.29       6.752     603        621,015     81.95     100.00     79.81

$650,001 to $700,000              6         3,990,233      0.37       6.528     626        665,039     77.97      49.98     66.39

$700,001 to $750,000              1           708,000      0.07       6.990     573        708,000     80.00     100.00    100.00

$750,001 to $800,000              1           764,000      0.07       6.625     691        764,000     89.36       0.00    100.00

$950,001 to $1,000,000            1           997,300      0.09       6.550     625        997,300     65.57     100.00      0.00
                             ------    --------------    ------      ------     ---       --------    ------     ------    ------
TOTAL:                        7,076    $1,071,168,362    100.00%      7.243%    618       $151,380     81.98%     53.41%    32.50%
                             ======    ==============    ======      ======     ===       ========    ======     ======    ======

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,581 to approximately $997,300 and the average outstanding principal balance of the Mortgage Loans was approximately $151,380.

PRODUCT TYPES

                              NUMBER      AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                             MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
PRODUCT TYPES                  LOANS     OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING     LTV        DOC       IO
--------------------------   --------  --------------  ----------   --------  --------  -----------   --------   --------  -------
Balloon Loans                 1,529       $73,575,298      6.87%     10.321%    658        $48,120     99.42%     33.79%     0.00%

10 Year Fixed Loans               9           391,013       0.04       8.271    625         43,446      84.33      68.80      0.00

15 Year Fixed Loans             128         7,893,646       0.74       8.226    606         61,669      77.86      62.62      0.00

20 Year Fixed Loans              65         4,482,065       0.42       8.140    621         68,955      81.89      64.27      2.89

25 Year Fixed Loans               2           100,880       0.01       8.749    667         50,440      55.07     100.00      0.00

30 Year Fixed Loans             888       134,586,888      12.56       7.109    603        151,562      78.15      69.60      3.73

Six-Month LIBOR                  14         4,286,574       0.40       5.859    620        306,184      77.54      48.78      0.00

2/28 LIBOR ARM                3,659       707,584,987      66.06       6.985    617        193,382      80.93      51.38     41.21

2/1 LIBOR ARM                   118        17,056,475       1.59       7.399    606        144,546      85.79      72.96      0.00

3/27 LIBOR ARM                  622       113,690,561      10.61       6.975    623        182,782      81.82      55.33     41.92

3/1 LIBOR ARM                    18         2,561,069       0.24       6.858    635        142,282      81.14      69.12     19.76

5/25 LIBOR ARM                   23         4,743,276       0.44       6.461    653        206,229      79.69      55.30     62.18

5/1 LIBOR ARM                     1           215,629       0.02       6.500    639        215,629      80.00       0.00    100.00
                             ------    --------------    ------      ------     ---       --------    ------     ------    ------
TOTAL:                        7,076    $1,071,168,362    100.00%      7.243%    618       $151,380     81.98%     53.41%    32.50%
                             ======    ==============    ======      ======     ===       ========    ======     ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS


AMORTIZATION TYPE

                           NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING       POOL       COUPON      SCORE   OUTSTANDING     LTV         DOC       IO
-----------------           -----     -----------       ----       ------      -----   -----------     ---         ---       --
Fully Amortizing            4,193     $649,514,205     60.64%      7.218%       604      $154,904     80.73%     61.09%    0.00%
Balloon                     1,529       73,575,298       6.87      10.321       658        48,120      99.42      33.79     0.00
24 Month Interest-Only         33        7,200,430       0.67       6.790       641       218,195      83.64      45.99   100.00
36 Month Interest-Only          7        1,747,486       0.16       6.509       637       249,641      80.65     100.00   100.00
60 Month Interest-Only      1,302      336,138,593      31.38       6.635       636       258,171      80.57      43.23   100.00
120 Month Interest-Only        12        2,992,349       0.28       6.595       644       249,362      79.98       3.15   100.00
                            -----   --------------    -------      ------       ---      --------     ------     ------   ------
TOTAL:                      7,076   $1,071,168,362    100.00%      7.243%       618      $151,380     81.98%     53.41%   32.50%
                            -----   --------------    -------      ------       ---      --------     ------     ------   ------

MORTGAGE INSURANCE

                       NUMBER          AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                         OF            PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
MORTGAGE              MORTGAGE          BALANCE     MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL     PERCENT
INSURANCE               LOANS         OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING     LTV          DOC       IO
---------               -----         -----------     ----       ------      -----    -----------     ---          ---       --
No Insurance            5,563        $797,796,725    74.48%      7.207%       622       $143,411    79.45%       47.72%    34.06%
Mortgage Insurance      1,513         273,371,637     25.52       7.348       608        180,682     89.39        70.01     27.93
                        -----      --------------   -------      ------       ---       --------    ------       ------    ------
TOTAL:                  7,076      $1,071,168,362   100.00%      7.243%       618       $151,380    81.98%       53.41%    32.50%
                        -----      --------------   -------      ------       ---       --------    ------       ------    ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        NUMBER        AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                       MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL      PERCENT
STATE                    LOANS       OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC         IO
-----                    -----       -----------       ----       ------     -----    -----------     ---         ---         --
Alabama                    68         $6,605,603      0.62%        7.765%     617       $97,141      87.71%     79.00%      10.71%
Arizona                   176         22,761,238       2.12         7.375     626       129,325       84.12      60.28       37.14
Arkansas                   51          4,884,444       0.46         7.456     614        95,773       81.66      57.15        5.15
California               1354        306,269,403      28.59         6.931     627       226,196       80.49      41.38       59.81
Colorado                   87         13,087,468       1.22         7.047     630       150,431       84.02      46.36       48.61
Connecticut               170         29,872,312       2.79         7.176     618       175,719       82.19      55.41       13.24
Delaware                   19          2,846,809       0.27         7.336     613       149,832       85.23      56.21       18.03
District of Columbia        7          1,305,767       0.12         7.302     599       186,538       82.74     100.00       18.50
Florida                   744        102,191,978       9.54         7.452     618       137,355       82.24      50.09       23.83
Georgia                   235         27,578,355       2.57         7.640     614       117,355       85.43      64.77       27.17
Hawaii                      2            343,430       0.03         6.760     605       171,715       83.11      35.07       64.93
Idaho                      18          1,813,605       0.17         7.185     631       100,756       84.88      55.94       28.67
Illinois                  328         49,497,851       4.62         7.449     616       150,908       82.41      56.25       19.57
Indiana                   153         14,848,067       1.39         7.673     616        97,046       86.66      71.39        1.97
Iowa                       35          2,774,891       0.26         7.881     606        79,283       85.65      78.86        0.00
Kansas                     47          4,531,299       0.42         7.538     609        96,411       83.29      64.87        5.99
Kentucky                   70          7,243,491       0.68         7.654     603       103,478       85.75      72.13        7.39
Louisiana                  44          5,004,024       0.47         7.463     613       113,728       83.82      59.96       18.15
Maine                      36          4,779,968       0.45         7.319     581       132,777       77.08      60.25        0.00
Maryland                  241         48,590,863       4.54         7.133     603       201,622       81.08      70.74       21.90
Massachusetts              97         20,698,977       1.93         6.976     610       213,392       77.68      52.06       18.37
Michigan                  210         22,663,983       2.12         7.643     614       107,924       84.31      56.26       18.33
Minnesota                 121         16,286,443       1.52         7.237     638       134,599       84.41      45.66       39.21
Mississippi                27          2,578,808       0.24         7.943     605        95,511       88.50      73.14       16.16
Missouri                  221         20,816,116       1.94         7.743     608        94,191       85.98      72.33        9.59
Montana                     8            936,668       0.09         7.556     598       117,083       81.56      85.13       52.85
Nebraska                   27          2,407,132       0.22         7.957     598        89,153       85.24      80.80        0.00
Nevada                    179         31,001,655       2.89         7.243     621       173,194       81.48      47.83       43.39
New Hampshire              22          3,422,467       0.32         7.881     608       155,567       79.54      41.86        6.57
New Jersey                116         24,960,314       2.33         6.830     603       215,175       78.61      57.15       20.75
New Mexico                 14          1,594,439       0.15         7.564     602       113,888       82.14      70.01        0.00
New York                  205         42,890,717       4.00         7.043     606       209,223       78.34      52.44       15.05
North Carolina            107         11,259,823       1.05         7.796     607       105,232       84.60      70.90        5.40
North Dakota                4            487,266       0.05         8.475     640       121,816       98.93      78.63        0.00
Ohio                      223         22,770,798       2.13         7.387     608       102,111       85.42      76.60       13.35
Oklahoma                   24          1,530,891       0.14         8.575     577        63,787       85.63      58.87        0.00
Oregon                     67          7,282,300       0.68         7.361     622       108,691       84.41      57.85       22.60
Pennsylvania              240         29,570,238       2.76         7.324     608       123,209       83.45      71.01       13.47
Rhode Island               50          8,648,990       0.81         6.971     592       172,980       76.85      51.93       14.24
South Carolina             49          4,922,188       0.46         7.637     598       100,453       82.16      71.01       26.59
South Dakota                1            102,372       0.01         7.550     643       102,372       90.00       0.00        0.00
Tennessee                  92          8,524,978       0.80         7.626     622        92,663       83.45      56.92       10.19
Texas                     461         37,140,466       3.47         7.672     632        80,565       84.40      50.48        8.79
Utah                       61          7,191,612       0.67         7.264     626       117,895       84.18      48.74       29.45
Vermont                     1             59,205       0.01         8.800     596        59,205       90.00     100.00        0.00
Virginia                  270         45,406,996       4.24         7.245     623       168,174       80.98      46.89       39.19
Washington                165         23,963,655       2.24         7.163     630       145,234       83.47      56.57       43.76
West Virginia              27          3,305,772       0.31         7.441     592       122,436       81.93      80.39       15.10
Wisconsin                 100         11,687,674       1.09         7.791     604       116,877       84.58      79.52        0.87
Wyoming                     2            224,554       0.02         6.815     608       112,277       88.50     100.00        0.00
                        -----     --------------    -------        ------     ---      --------      ------     ------      ------
TOTAL:                  7,076     $1,071,168,362    100.00%        7.243%     618      $151,380      81.98%     53.41%      32.50%
                        -----     --------------    -------        ------     ---      --------      ------     ------      ------

No more than approximately 0.27% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                            OF          PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL        MORTGAGE        BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN-TO-VALUE RATIOS       LOANS       OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
--------------------       -----       -----------      ----        ------      -----    -----------     ---        ---        --
50.00% or less              136        $17,665,748      1.65%        6.937%       580       $129,895    40.60%    59.03%    14.67%
50.01% to 55.00%             42          7,273,560       0.68         6.868       586        173,180     53.07     51.27     23.17
55.01% to 60.00%             63         11,362,933       1.06         6.748       576        180,364     57.99     53.13     14.82
60.01% to 65.00%            127         23,395,016       2.18         6.832       580        184,213     63.16     50.08     22.02
65.01% to 70.00%            227         43,686,123       4.08         6.863       586        192,450     68.59     58.49     32.34
70.01% to 75.00%            355         66,849,435       6.24         6.942       581        188,308     73.77     58.92     23.24
75.01% to 80.00%          2,565        486,699,583      45.44         6.743       634        189,746     79.77     44.33     44.43
80.01% to 85.00%            617        113,047,082      10.55         7.235       588        183,221     84.40     69.16     26.68
85.01% to 90.00%            845        153,998,073      14.38         7.356       608        182,246     89.57     66.69     33.68
90.01% to 95.00%            267         40,182,522       3.75         7.905       625        150,496     94.63     63.97     15.65
95.01% to 100.00%         1,832        107,008,287       9.99         9.674       649         58,411     99.90     49.41      2.58
                          -----     --------------    -------        ------       ---       --------    ------    ------    ------
TOTAL:                    7,076     $1,071,168,362    100.00%        7.243%       618       $151,380    81.98%    53.41%    32.50%
                          -----     --------------    -------        ------       ---       --------    ------    ------    ------

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.41% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.13% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.75%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.91%.

LOAN PURPOSE

                            NUMBER       AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                              OF         PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                           MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
LOAN PURPOSE                 LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
------------                 -----      -----------      ----       ------      -----    -----------     ---        ---       --
Refinance - Cashout          3,198      $571,540,426    53.36%     7.132%        597       $178,718     80.07%    63.82%   29.05%
Purchase                     3,536       450,006,073     42.01      7.397        646        127,264      84.37     38.35    38.00
Refinance - Rate/Term          342        49,621,863      4.63      7.118        608        145,093      82.37     70.05    22.30
                             -----    --------------   -------     ------        ---       --------     ------    ------   ------
TOTAL:                       7,076    $1,071,168,362   100.00%     7.243%        618       $151,380     81.98%    53.41%   32.50%
                             -----    --------------   -------     ------        ---       --------     ------    ------   ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

PROPERTY TYPE

                           NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING       POOL       COUPON      SCORE   OUTSTANDING     LTV        DOC        IO
-------------               -----     -----------       ----       ------      -----   -----------     ---        ---        --
Single Family               5,418     $815,949,213     76.17%      7.238%        615      $150,600    81.98%     55.17%   31.03%
Planned Unit Development      913      138,914,244      12.97       7.251        628       152,151     82.59      47.95    41.06
Condominium                   401       58,801,338       5.49       7.247        633       146,637     82.96      49.21    40.22
Two- to Four-Family           264       47,831,629       4.47       7.257        625       181,180     78.89      42.27    25.06
Townhouse                      41        5,855,290       0.55       7.342        605       142,812     83.73      57.75    30.29
Rowhouse                       33        3,263,306       0.30       7.370        627        98,888     82.14      72.36    12.96
Manufactured Housing            6          553,343       0.05       7.950        605        92,224     76.60      82.44     0.00
                            -----   --------------    -------      ------        ---      --------    ------     ------   ------
TOTAL:                      7,076   $1,071,168,362    100.00%      7.243%        618      $151,380    81.98%     53.41%   32.50%
                            -----   --------------    -------      ------        ---      --------    ------     ------   ------

DOCUMENTATION

                        NUMBER       AGGREGATE                               WEIGHTED     AVERAGE    WEIGHTED
                          OF         PRINCIPAL     PERCENT OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                       MORTGAGE       BALANCE       MORTGAGE       AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
DOCUMENTATION            LOANS      OUTSTANDING       POOL          COUPON     SCORE    OUTSTANDING    LTV         DOC       IO
-------------            -----      -----------       ----          ------     -----    -----------    ---         ---       --
Full Documentation       3,907      $572,101,204     53.41%        7.156%       601       $146,430    82.26%    100.00%    26.30%
Stated Documentation     3,003       466,552,596      43.56         7.365       641        155,362     81.62       0.00     40.16
Lite Documentation         165        32,401,386       3.02         7.007       599        196,372     82.39       0.00     31.60
Other                        1           113,176       0.01         7.875       655        113,176     80.00       0.00      0.00
                         -----    --------------    -------        ------       ---       --------    ------     ------    ------
TOTAL:                   7,076    $1,071,168,362    100.00%        7.243%       618       $151,380    81.98%     53.41%    32.50%
                         -----    --------------    -------        ------       ---       --------    ------     ------    ------

OCCUPANCY

                NUMBER         AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED
                  OF           PRINCIPAL    PERCENT OF      WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE    PERCENT
               MORTGAGE         BALANCE      MORTGAGE       AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL     PERCENT
OCCUPANCY        LOANS        OUTSTANDING      POOL          COUPON      SCORE     OUTSTANDING     LTV        DOC         IO
---------        -----        -----------      ----          ------      -----     -----------     ---        ---         --
Primary         6,936      $1,052,330,853     98.24%        7.236%       618         $151,720     82.05%     53.24%    33.00%
Investment        117          15,083,319       1.41         7.557       628          128,917      78.25      62.77      3.20
Second Home        23           3,754,189       0.35         7.739       602          163,226      77.34      62.45      8.93
                -----      --------------    -------        ------       ---         --------     ------     ------    ------
TOTAL:          7,076      $1,071,168,362    100.00%        7.243%       618         $151,380     81.98%     53.41%    32.50%
                -----      --------------    -------        ------       ---         --------     ------     ------    ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

MORTGAGE LOANS AGE SUMMARY AS OF THE CUT-OFF DATE

                          NUMBER        AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                            OF          PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     PERCENT
MORTGAGE LOANS AGE       MORTGAGE        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL      FULL    PERCENT
(MONTHS)                   LOANS       OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC        IO
--------                   -----       -----------      ----       ------      -----    -----------      ---         ---        --
3                             3           $284,869       0.03%     7.775%       590         $94,956     78.58%     100.00%   33.35%
4                         1,377        202,762,632       18.93      7.349       617         147,250      81.65       51.86    32.51
5                         3,584        550,585,166       51.40      7.195       620         153,623      82.23       54.85    33.55
6                         1,336        206,831,586       19.31      7.121       621         154,814      82.07       51.61    40.22
7                           567         81,013,108        7.56      7.529       609         142,880      81.30       54.00    12.25
8                           165         24,706,134        2.31      7.415       613         149,734      80.10       47.68    13.44
9                            14          1,521,076        0.14      7.858       617         108,648      87.39       57.59    23.14
10                            9            973,210        0.09      7.658       598         108,134      90.76       68.95     0.00
11                            8          1,212,405        0.11      7.340       631         151,551      82.59       44.45    47.28
13                            1             90,576        0.01      7.875       575          90,576      67.25        0.00     0.00
14                            4            412,489        0.04      8.092       626         103,122      85.95        8.38     0.00
15                            4            323,194        0.03      7.341       633          80,798      83.92       37.49     0.00
16                            2            131,110        0.01      9.273       566          65,555      80.60      100.00     0.00
17                            1             76,209        0.01      6.990       666          76,209      80.00        0.00     0.00
18                            1            244,595        0.02      6.990       632         244,595      80.00        0.00     0.00
                          -----     --------------     -------     ------       ---        --------     ------      ------   ------
TOTAL:                    7,076     $1,071,168,362     100.00%     7.243%       618        $151,380     81.98%      53.41%   32.50%
                          -----     --------------     -------     ------       ---        --------     ------      ------   ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.


ORIGINAL PREPAYMENT PENALTY TERM

                        NUMBER        AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                          OF          PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT    MORTGAGE        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL     PERCENT
PENALTY TERM             LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV         DOC        IO
------------             -----       -----------       ----        ------      -----    -----------     ---         ---        --
None                     1,087       $116,144,801     10.84%       7.926%       622       $106,849     85.18%      55.27%     21.37%
2 Months                     1            238,500       0.02        7.330       634        238,500      90.00      100.00     100.00
6 Months                     5            886,140       0.08        7.360       611        177,228      87.70       60.03       0.00
7 Months                     3            446,628       0.04        5.939       705        148,876      86.26      100.00      87.59
12 Months                  383         73,754,766       6.89        7.375       622        192,571      81.00       47.46      35.73
13 Months                    5            988,464       0.09        7.321       628        197,693      77.63       35.39      71.62
18 Months                    2            120,765       0.01        7.816       563         60,383      80.27      100.00       0.00
24 Months                3,596        599,996,906      56.01        7.136       619        166,851      81.98       50.34      39.65
26 Months                    1             65,214       0.01        8.625       580         65,214      85.00        0.00       0.00
30 Months                    6          1,075,594       0.10        7.736       591        179,266      85.30       30.90       0.00
36 Months                1,391        192,153,034      17.94        7.217       621        138,140      82.03       57.84      25.60
48 Months                    6          1,283,501       0.12        7.039       579        213,917      76.92       62.54      73.77
60 Months                  590         84,014,048       7.84        7.001       598        142,397      78.37       67.76       8.96
                         -----     --------------    -------       ------       ---       --------     ------      ------     ------
TOTAL:                   7,076     $1,071,168,362    100.00%       7.243%       618       $151,380     81.98%      53.41%     32.50%
                         -----     --------------    -------       ------       ---       --------     ------      ------     ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                            NUMBER       AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                              OF         PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                           MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
RANGE OF CREDIT SCORES       LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC         IO
----------------------       -----      -----------      ----       ------      -----    -----------     ---        ---         --
500                             6          $855,046      0.08%      8.014%       500        $142,508    67.04%    100.00%     0.00%
501 to 525                     97        13,874,004       1.30       8.073       516         143,031     71.93      80.34      7.03
526 to 550                    498        81,710,581       7.63       7.423       539         164,077     76.13      79.78     11.04
551 to 575                    733       128,286,772      11.98       7.283       563         175,016     78.21      70.05     21.51
576 to 600                    960       155,256,777      14.49       7.240       589         161,726     80.91      68.66     24.44
601 to 625                  1,527       231,571,337      21.62       7.178       613         151,651     82.67      62.64     27.61
626 to 650                  1,401       208,947,404      19.51       7.244       638         149,142     85.04      44.37     42.52
651 to 675                    877       121,922,337      11.38       7.199       661         139,022     84.32      32.19     43.83
676 to 700                    466        63,358,646       5.91       7.179       687         135,963     83.37      18.15     51.65
701 to 725                    278        36,074,315       3.37       7.164       712         129,764     83.51      14.32     51.23
726 to 750                    133        16,545,802       1.54       7.029       736         124,405     83.94      18.60     42.81
751 to 775                     75         8,940,528       0.83       7.202       763         119,207     83.77      10.58     57.43
776 to 800                     21         3,511,630       0.33       6.952       784         167,220     83.53      21.17     78.46
801                             4           313,182       0.03       7.225       801          78,295     84.00       0.00     44.56
                            -----    --------------    -------      ------       ---        --------    ------     ------    ------
TOTAL:                      7,076    $1,071,168,362    100.00%      7.243%       618        $151,380    81.98%     53.41%    32.50%
                            -----    --------------    -------      ------       ---        --------    ------     ------    ------

The Credit Scores of the Mortgage Loans as of the Statistical Calculation Date ranged from 500 to 801 and the weighted average Credit Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 618.

CREDIT GRADE

                   NUMBER       AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                     OF         PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL       PERCENT
CREDIT GRADE        LOANS      OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC           IO
------------        -----      -----------       ----        ------      -----    -----------     ---        ---           --
A+                    525       $85,574,253      7.99%      7.126%        632       $162,999     86.72%     53.53%      40.83%
A                    2299       345,151,483      32.22       7.205        611        150,131      82.49      60.75       30.63
A-                    670       114,988,533      10.73       7.225        589        171,625      79.64      66.14       22.53
B                     796       132,109,316      12.33       7.278        573        165,966      78.50      73.88       20.38
C                     341        55,882,107       5.22       7.448        542        163,877      75.52      75.97       12.81
C-                    212        33,365,580       3.11       7.628        546        157,385      72.17      81.65        9.18
SA1                   844       109,865,353      10.26       7.157        712        130,172      83.72      14.90       53.07
SA2                   442        54,555,384       5.09       7.299        670        123,428      83.75      17.83       49.79
SA3                   947       139,676,353      13.04       7.259        650        147,494      85.93      33.77       42.17
                    -----    --------------    -------      ------        ---       --------     ------     ------      ------
TOTAL:              7,076    $1,071,168,362    100.00%      7.243%        618       $151,380     81.98%     53.41%      32.50%
                    -----    --------------    -------      ------        ---       --------     ------     ------      ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

GROSS MARGINS

                          NUMBER      AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING       POOL         COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
----------------------     -----     -----------       ----         ------      -----    -----------     ---        ---        --
2.001% to 2.500%              13       $2,262,978      0.27%        6.439%       646        $174,075    74.90%      8.44%   64.17%
2.501% to 3.000%               7        1,412,020       0.17         6.037       648         201,717     75.28      72.05    14.89
3.001% to 3.500%              15        3,830,115       0.45         6.454       634         255,341     76.58      39.56    14.91
3.501% to 4.000%              15        3,552,103       0.42         6.577       612         236,807     77.77      70.28    52.00
4.001% to 4.500%              57       11,107,012       1.31         6.606       621         194,860     78.40      64.41    26.46
4.501% to 5.000%             178       43,893,112       5.16         5.991       641         246,591     79.18      72.15    67.49
5.001% to 5.500%             351       81,206,903       9.55         6.226       639         231,359     78.71      51.12    53.68
5.501% to 6.000%             688      149,814,348      17.62         6.526       633         217,753     79.30      44.12    50.34
6.001% to 6.500%             948      182,366,362      21.45         6.899       627         192,370     80.39      43.85    45.42
6.501% to 7.000%            1376      251,397,595      29.57         7.241       604         182,702     82.06      55.33    29.50
7.001% to 7.500%             398       64,146,735       7.55         7.728       591         161,173     84.51      58.10    31.66
7.501% to 8.000%             244       36,440,827       4.29         8.204       587         149,348     86.96      67.01    21.69
8.001% to 8.500%              87       10,188,511       1.20         8.859       590         117,109     88.51      73.22    13.93
8.501% to 9.000%              52        6,089,457       0.72         9.438       574         117,105     84.71      65.05    10.34
9.001% to 9.500%              22        2,020,491       0.24        10.101       562          91,841     85.26      70.88     0.00
9.501% to 10.000%              3          272,226       0.03        10.682       531          90,742     74.08      40.39     0.00
Greater than 10.000%           1          137,777       0.02         9.150       528         137,777     74.39       0.00     0.00
                           -----     ------------    -------        ------       ---        --------    ------     ------   ------
TOTAL:                     4,455     $850,138,572    100.00%        6.983%       618        $190,828    81.12%     52.39%   40.34%
                           -----     ------------    -------        ------       ---        --------    ------     ------   ------

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.220% per annum to 12.150% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.335% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

MAXIMUM MORTGAGE RATES

                      NUMBER     AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                        OF       PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM     MORTGAGE     BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
MORTGAGE RATES         LOANS    OUTSTANDING       POOL         COUPON      SCORE    OUTSTANDING     LTV        DOC         IO
--------------         -----    -----------       ----         ------      -----    -----------     ---        ---         --
11.500% or less           48     $11,958,591      1.41%        5.423%       643        $249,137    75.48%     68.91%    60.67%
11.501% to 12.000%       269      66,644,425       7.84         5.876       644         247,749     77.79      61.91     63.68
12.001% to 12.500%       623     135,541,586      15.94         6.293       638         217,563     78.94      46.73     56.45
12.501% to 13.000%      1035     217,369,735      25.57         6.703       625         210,019     79.82      43.19     51.81
13.001% to 13.500%       715     136,300,147      16.03         7.036       610         190,630     81.70      56.80     41.04
13.501% to 14.000%       688     125,466,790      14.76         7.395       603         182,365     83.23      57.22     27.41
14.001% to 14.500%       372      59,627,662       7.01         7.727       601         160,289     83.93      56.00     12.29
14.501% to 15.000%       368      55,500,303       6.53         8.120       596         150,816     85.27      54.59      7.93
15.001% to 15.500%       180      23,929,141       2.81         8.584       590         132,940     84.86      61.09      6.29
15.501% to 16.000%       108      13,203,613       1.55         9.121       576         122,256     84.07      57.15      4.04
16.001% to 16.500%        32       2,994,422       0.35         9.884       557          93,576     82.29      75.79      0.00
16.501% to 17.000%        12       1,244,826       0.15        10.092       551         103,736     79.11      81.40      0.00
17.001% to 17.500%         3         245,061       0.03        10.298       547          81,687     78.70      71.65      0.00
17.501% to 18.000%         2         112,271       0.01        10.894       527          56,135     73.30     100.00      0.00
                       -----    ------------    -------        ------       ---        --------    ------     ------    ------
TOTAL:                 4,455    $850,138,572    100.00%        6.983%       618        $190,828    81.12%     52.39%    40.34%
                       -----    ------------    -------        ------       ---        --------    ------     ------    ------

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.875% per annum to 17.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.240% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE AS OF THE CUT-OFF DATE

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                 OF        PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
NEXT RATE ADJUSTMENT DATE       LOANS     OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
-------------------------       -----     -----------     ----       ------      -----    -----------     ---        ---        --
October 2005                      10       $2,986,065     0.35%      5.844%        620      $298,607     78.85%     46.25%    0.00%
November 2005                      1          379,639      0.04       6.250        607       379,639      56.05       0.00     0.00
March 2006                         4        1,165,464      0.14       6.008        625       291,366      81.71      60.92     0.00
April 2006                         1           76,209      0.01       6.990        666        76,209      80.00       0.00     0.00
May 2006                           1           63,521      0.01       8.500        526        63,521      59.96     100.00     0.00
June 2006                          2          257,794      0.03       6.693        633       128,897      79.85      37.39     0.00
July 2006                          1          269,232      0.03       6.990        625       269,232      80.00       0.00     0.00
August 2006                        1           90,576      0.01       7.875        575        90,576      67.25       0.00     0.00
October 2006                       4        1,005,886      0.12       7.058        623       251,471      81.29      50.69    49.31
November 2006                      7          897,586      0.11       7.567        598       128,227      90.82      66.33     0.00
December 2006                      2          499,663      0.06       6.767        627       249,832      82.96       0.00    70.45
January 2007                      92       15,705,517      1.85       7.236        610       170,712      79.95      50.13    13.84
February 2007                    318       54,446,683      6.40       7.398        608       171,216      81.14      51.23    12.02
March 2007                       682      134,788,942     15.85       6.839        619       197,638      80.83      48.42    49.79
April 2007                     2,000      392,157,456     46.13       6.950        617       196,079      81.17      54.00    41.20
May 2007                         664      124,042,803     14.59       7.092        617       186,811      80.91      49.83    42.93
June 2007                          1           95,000      0.01       7.300        618        95,000      79.17     100.00   100.00
October 2007                       1           77,243      0.01       6.375        672        77,243      80.00       0.00   100.00
December 2007                      2          261,479      0.03       7.819        611       130,740      96.70     100.00     0.00
January 2008                      22        3,838,229      0.45       7.247        615       174,465      76.03      58.58    26.31
February 2008                     78       12,462,250      1.47       7.313        607       159,772      80.39      61.49    27.15
March 2008                       131       25,527,406      3.00       6.833        628       194,866      82.72      55.17    53.82
April 2008                       237       43,199,114      5.08       6.868        628       182,275      82.32      55.93    44.75
May 2008                         168       30,721,032      3.61       7.055        620       182,863      81.55      52.39    34.57
June 2008                          1          164,878      0.02       7.500        569       164,878      75.00     100.00     0.00
January 2010                       4          535,922      0.06       7.646        623       133,981      82.32      36.45    25.38
February 2010                      3          625,507      0.07       7.194        626       208,502      77.19      72.68     0.00
March 2010                         1          105,877      0.01       6.900        584       105,877      80.00     100.00   100.00
April 2010                        11        2,984,215      0.35       5.953        668       271,292      79.68      59.33    81.28
May 2010                           5          707,384      0.08       7.008        646       141,477      80.00      13.66    70.34
                               -----     ------------   -------      ------        ---      --------     ------     ------   ------
TOTAL:                         4,455     $850,138,572   100.00%      6.983%        618      $190,828     81.12%     52.39%   40.34%
                               -----     ------------   -------      ------        ---      --------     ------     ------   ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS

Aggregate Outstanding Principal
Balance                                                             $679,903,640
Aggregate Original Principal Balance                                $681,190,484
Number of Mortgage Loans                                               3,263

                                                 MINIMUM                       MAXIMUM                   AVERAGE (1)
                                                 -------                       -------                   -----------
Original Principal Balance                      $12,700                      $1,000,000                   $208,762
Outstanding Principal Balance                   $12,581                       $997,300                    $208,368

                                                 MINIMUM                       MAXIMUM              WEIGHTED AVERAGE (2)
                                                 -------                       -------              --------------------
Original Term (mos)                               120                           360                         350
Stated remaining Term (mos)(4)                    115                           357                         345
Loan Age (mos)(4)                                  3                             18                          5
Current Interest Rate                            4.875%                       12.100%                      7.035%
Initial Interest Rate Cap (3)                    1.000%                        5.000%                      2.928%
Periodic Rate Cap (3)                            1.000%                        2.000%                      1.138%
Gross Margin (3)                                 2.220%                        9.250%                      6.242%
Maximum Mortgage Rate (3)                       10.875%                       16.750%                     13.115%
Minimum Mortgage Rate (3)                        2.250%                       10.250%                      6.781%
Months to Roll (3)(4)                              1                             56                          20
Original Loan-to-Value                           15.59%                       100.00%                      81.48%
Credit Score                                      500                           801                         621

                                                EARLIEST                       LATEST
                                                --------                       ------
Maturity Date                                  04/01/2015                    06/01/2035

LIEN POSITION                           PERCENT OF MORTGAGE POOL
                                        ------------------------
1st Lien                                                  95.52%
2nd Lien                                                   4.48%

OCCUPANCY                               PERCENT OF MORTGAGE POOL
                                        ------------------------
Primary                                                   99.49%
Second Home                                                0.18%
Investment                                                 0.33%

LOAN TYPE                               PERCENT OF MORTGAGE POOL
                                        ------------------------
Fixed Rate                                                20.24%
ARM                                                       79.76%

AMORTIZATION TYPE                       PERCENT OF MORTGAGE POOL
                                        ------------------------
Fully Amortizing                                          55.88%
Interest-Only                                             39.65%
Balloon                                                    4.47%

   YEAR OF ORIGINATION                  PERCENT OF MORTGAGE POOL
   -------------------                  ------------------------
2004                                                       3.11%
2005                                                      96.89%

LOAN PURPOSE                            PERCENT OF MORTGAGE POOL
                                        ------------------------
Purchase                                                  42.44%
Refinance - Rate/Term                                      4.36%
Refinance - Cashout                                       53.20%

PROPERTY TYPE                           PERCENT OF MORTGAGE POOL
                                        ------------------------
Single Family                                             76.09%
Planned Unit Development                                  13.63%
Condominium                                                5.34%
Two-to Four-Family                                         4.45%
Townhouse                                                  0.35%
Rowhouse                                                   0.13%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  As of the Cut-off Date


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS


MORTGAGE RATES

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL     PERCENT
RANGE OF MORTGAGE RATES      LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
-----------------------      -----     -----------       ----      ------     -----    -----------     ---       ---       --
5.500% or less                47       $13,340,932        1.96%    5.386%     650        $283,850      78.06%   74.40%    64.59%

5.501% to 6.000%             284        80,456,828       11.83     5.876      633         283,299      77.74    65.59     56.16

6.001% to 6.500%             518       133,667,409       19.66     6.338      632         258,045      79.09    48.49     50.33

6.501% to 7.000%             838       200,125,233       29.43     6.813      622         238,813      79.67    41.73     45.36

7.001% to 7.500%             496        98,386,984       14.47     7.302      605         198,361      81.67    48.23     34.35

7.501% to 8.000%             409        79,271,343       11.66     7.793      599         193,817      84.26    48.66     23.13

8.001% to 8.500%             154        25,908,576        3.81     8.279      598         168,238      86.89    53.77     11.65

8.501% to 9.000%              96        14,524,028        2.14     8.799      603         151,292      89.39    57.22     14.00

9.001% to 9.500%              65         6,795,676        1.00     9.350      626         104,549      91.47    54.58      7.89

9.501% to 10.000%            115         9,891,325        1.45     9.906      648          86,012      96.99    36.85      0.00

10.001% to 10.500%            81         6,367,570        0.94    10.334      665          78,612      98.57    20.66      0.00

10.501% to 11.000%           128         9,322,173        1.37    10.836      647          72,829      99.70    19.23      0.00

11.001% to 11.500%            18           956,167        0.14    11.291      641          53,120      99.35    16.93      0.00

11.501% to 12.000%            13           857,823        0.13    11.812      638          65,986      98.66    21.28      0.00

12.001% to 12.500%             1            31,573        0.00    12.100      609          31,573     100.00   100.00      0.00
                           -----      ------------      ------    ------      ---        --------     ------   ------     -----
TOTAL:                     3,263      $679,903,640      100.00%    7.035%     621        $208,368     81.48%    48.56%    39.65%
                           =====      ============      ======    ======      ===        ========     ======   ======     =====

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 12.100% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.035% per annum.





REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF DATE

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
RANGE OF                      OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
REMAINING MONTHS           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
TO STATED MATURITY           LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC      IO
------------------           -----     -----------       ----      ------     -----    -----------     ---       ---      --
109 to 120                     3           $192,030       0.03%      7.499%    591        $64,010      83.24%   89.01%    0.00%

157 to 168                     5            208,658       0.03      10.078     630         41,732      98.04    28.45     0.00

169 to 180                   426         34,661,648       5.10       9.832     652         81,365      95.52    34.04     0.00

229 to 240                    35          3,017,681       0.44       7.638     624         86,219      81.00    67.83     4.29

337 to 348                     8          1,069,515       0.16       7.273     620        133,689      78.96    21.27     0.00

349 to 360                 2,786        640,754,109      94.24       6.880     619        229,991      80.72    49.29    42.05
                           -----       ------------    ------       -----      ---       --------     -----    -----    -----
TOTAL:                     3,263       $679,903,640    100.00%      7.035%     621       $208,368     81.48%   48.56%   39.65%
                           =====       ============    ======       =====      ===       ========     =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 345 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
RANGE OF ORIGINAL             OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
MORTGAGE                   MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
LOAN PRINCIPAL BALANCES      LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV        DOC      IO
-----------------------      -----     -----------       ----      ------     -----    -----------     ---        ---      --
$50,000 or less                 90      $2,948,011        0.43%    9.898%      630         $32,756     90.51%    51.33%    0.00%

$50,001 to $100,000            534      41,899,133        6.16     8.940       636          78,463     89.87     45.85     0.44

$100,001 to $150,000           617      76,748,005       11.29     7.491       618         124,389     83.09     58.47    11.46

$150,001 to $200,000           515      90,644,329       13.33     7.020       618         176,008     80.46     54.77    27.23

$200,001 to $250,000           458     103,062,023       15.16     6.965       615         225,026     80.46     50.52    36.46

$250,001 to $300,000           369     100,646,751       14.80     6.835       616         272,755     80.02     45.89    43.76

$300,001 to $350,000           270      87,252,753       12.83     6.723       619         323,158     80.61     42.11    50.02

$350,001 to $400,000           192      71,762,377       10.55     6.754       626         373,762     80.74     38.92    61.21

$400,001 to $450,000            92      38,971,471        5.73     6.614       629         423,603     81.81     37.25    62.94

$450,001 to $500,000            78      37,637,021        5.54     6.562       625         482,526     81.74     46.00    65.50

$500,001 to $550,000            18       9,438,701        1.39     6.507       625         524,372     81.33     61.06    66.63

$550,001 to $600,000            16       9,328,459        1.37     6.610       630         583,029     78.51     81.14    49.75

$600,001 to $650,000             5       3,105,074        0.46     6.752       603         621,015     81.95    100.00    79.81

$650,001 to $700,000             6       3,990,233        0.59     6.528       626         665,039     77.97     49.98    66.39

$700,001 to $750,000             1         708,000        0.10     6.990       573         708,000     80.00    100.00   100.00

$750,001 to $800,000             1         764,000        0.11     6.625       691         764,000     89.36      0.00   100.00

$950,001 to $1,000,000           1         997,300        0.15     6.550       625         997,300     65.57    100.00     0.00
                             -----    ------------      ------     -----       ---        --------     -----     -----    -----
TOTAL:                       3,263    $679,903,640      100.00%    7.035%      621        $208,368     81.48%    48.56%   39.65%
                             =====    ============      ======     =====       ===        ========     =====     =====    =====

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,581 to approximately $997,300 and the average outstanding principal balance of the Mortgage Loans was approximately $208,368.


PRODUCT TYPES

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL     PERCENT
PRODUCT TYPES                LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
-------------                -----     -----------       ----      ------     -----    -----------     ---       ---       --
Balloon Loans                  389     $30,396,783        4.47%   10.185%      661       $78,141      99.24%   29.05%     0.00%

10 Year Fixed Loans              3         192,030        0.03     7.499       591        64,010      83.24    89.01      0.00

15 Year Fixed Loans             44       4,629,967        0.68     7.458       592       105,227      71.01    67.06      0.00

20 Year Fixed Loans             34       2,936,829        0.43     7.614       621        86,377      80.47    69.70      4.41

30 Year Fixed Loans            576      99,429,175       14.62     6.948       602       172,620      78.17    68.45      4.45

Six-Month LIBOR                 11       3,856,930        0.57     5.862       617       350,630      78.37    52.01      0.00

2/28 LIBOR ARM               1,853     458,561,320       67.45     6.877       621       247,470      80.97    44.80     49.16

2/1 LIBOR ARM                   45       8,117,110        1.19     7.307       608       180,380      84.66    61.87      0.00

3/27 LIBOR ARM                 283      66,324,766        9.76     6.841       632       234,363      82.58    49.10     54.98

3/1 LIBOR ARM                    6       1,084,356        0.16     6.776       640       180,726      76.37    55.23     27.98

5/25 LIBOR ARM                  18       4,158,747        0.61     6.437       654       231,042      79.65    55.93     62.83

5/1 LIBOR ARM                    1         215,629        0.03     6.500       639       215,629      80.00     0.00    100.00
                             -----    ------------      ------     -----       ---      --------      -----    -----     -----
TOTAL:                       3,263    $679,903,640      100.00%    7.035%      621      $208,368      81.48%   48.56%    39.65%
                             =====    ============      ======     =====       ===      ========      =====    =====     =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS

AMORTIZATION TYPE

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
AMORTIZATION TYPE            LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC      IO
-----------------            -----     -----------       ----      ------     -----    -----------     ---       ---      --
Fully Amortizing             1,949    $379,948,988       55.88%    7.061%      605      $194,946      80.44%   56.68%      0.00%

Balloon                        389      30,396,783        4.47    10.185       661        78,141      99.24    29.05       0.00

24 Month Interest-Only          19       4,678,432        0.69     6.785       640       246,233      83.60    40.97     100.00

36 Month Interest-Only           6       1,478,920        0.22     6.329       649       246,487      78.96   100.00     100.00

60 Month Interest-Only         891     260,918,167       38.38     6.643       638       292,837      80.92    39.31     100.00

120 Month Interest-Only          9       2,482,349        0.37     6.640       643       275,817      80.00     0.00     100.00
                             -----    ------------      ------    ------       ---      --------      -----   ------     ------
TOTAL:                       3,263    $679,903,640      100.00%    7.035%      621      $208,368      81.48%   48.56%     39.65%
                             =====    ============      ======    ======       ===      ========      =====   ======     ======


MORTGAGE INSURANCE

                            NUMBER     AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                              OF       PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
MORTGAGE                   MORTGAGE     BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
INSURANCE                    LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING     LTV       DOC       IO
---------                    -----    -----------     ----      ------      -----    -----------     ---       ---       --
No Insurance                 2,514  $510,878,663      75.14%     6.978%      624      $203,213      78.98%     43.70%    41.24%

Mortgage Insurance             749   169,024,977      24.86      7.208       609       225,668      89.02      63.24     34.82
                             -----  ------------     ------      -----       ---      --------      -----      -----     -----
TOTAL:                       3,263  $679,903,640     100.00%     7.035%      621      $208,368      81.48%     48.56%    39.65%
                             =====  ============     ======      =====       ===      ========      =====      =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                  OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               MORTGAGE     BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
STATE                            LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC      IO
-----                            -----    -----------      ----      ------    -----    -----------     ---       ---      --
Alabama                           33      $4,293,929        0.63%    7.265%    621        $130,119      84.96%   74.38%   16.48%

Arizona                           68      12,880,079        1.89     7.161     627         189,413      82.91    55.29    44.60

Arkansas                          23       3,466,800        0.51     7.181     612         150,730      81.42    55.94     7.26

California                       972     255,222,392       37.54     6.853     629         262,574      80.81    39.02    63.17

Colorado                          25       5,926,522        0.87     6.856     625         237,061      85.43    46.16    52.51

Connecticut                       59      14,120,874        2.08     6.965     619         239,337      81.91    48.05    16.23

Delaware                           4       1,067,110        0.16     6.895     596         266,777      89.33    79.70     0.00

District of Columbia               2         536,065        0.08     7.795     580         268,033      82.77   100.00     0.00

Florida                          378      69,720,868       10.25     7.255     619         184,447      81.50    45.88    28.55

Georgia                           77      11,381,330        1.67     7.464     613         147,809      85.08    60.21    37.84

Idaho                              6         783,557        0.12     6.961     641         130,593      84.38    49.09    50.27

Illinois                         121      25,493,808        3.75     7.358     614         210,693      81.02    54.34    28.29

Indiana                           59       7,350,568        1.08     7.545     610         124,586      85.99    74.98     3.97

Iowa                               4         523,321        0.08     7.429     600         130,830      83.60    45.91     0.00

Kansas                            15       2,186,284        0.32     7.126     624         145,752      83.86    46.97     6.46

Kentucky                          23       2,935,371        0.43     7.362     600         127,625      86.05    70.58    10.37

Louisiana                         21       3,163,787        0.47     7.191     625         150,657      85.28    48.30    24.08

Maine                             15       2,573,993        0.38     7.000     581         171,600      79.16    57.45     0.00

Maryland                         115      27,434,522        4.04     6.973     607         238,561      80.47    73.07    24.07

Massachusetts                     53      14,146,528        2.08     6.794     614         266,916      77.87    49.31    24.06

Michigan                          86      11,873,464        1.75     7.377     625         138,064      84.30    40.98    29.21

Minnesota                         21       4,444,116        0.65     7.036     635         211,625      83.36    31.53    38.32

Mississippi                       14       1,862,873        0.27     7.584     610         133,062      87.90    69.91    22.37

Missouri                          59       8,483,607        1.25     7.317     613         143,790      85.28    69.67    13.53

Montana                            2         426,700        0.06     7.624     555         213,350      83.45   100.00    73.82

Nebraska                           6         947,322        0.14     7.618     608         157,887      81.88    84.23     0.00

Nevada                            87      19,860,342        2.92     6.992     625         228,280      81.04    44.32    45.82

New Hampshire                      4         893,258        0.13     7.690     621         223,314      86.38    45.56     0.00

New Jersey                        78      19,045,674        2.80     6.758     605         244,175      79.09    57.40    21.19

New Mexico                         5         860,874        0.13     7.523     618         172,175      87.45    74.97     0.00

New York                         125      32,705,411        4.81     6.952     607         261,643      79.34    49.93    17.48

North Carolina                    22       3,653,221        0.54     7.411     612         166,055      83.64    56.06     5.90

North Dakota                       3         401,468        0.06     8.427     642         133,823      98.70    74.06     0.00

Ohio                              94      11,161,947        1.64     7.342     607         118,744      84.75    69.53    10.80

Oklahoma                           8         693,096        0.10     8.403     558          86,637      81.01    34.29     0.00

Oregon                            16       2,867,143        0.42     7.007     613         179,196      85.40    52.56    39.56

Pennsylvania                     102      17,269,670        2.54     7.125     609         169,310      82.69    66.29    17.61

Rhode Island                      21       4,283,634        0.63     6.830     590         203,983      76.72    48.99    21.20

South Carolina                    16       2,039,658        0.30     7.326     599         127,479      81.34    75.13    30.63

Tennessee                         40       4,872,584        0.72     7.272     616         121,815      81.12    52.27    15.72

Texas                            136      19,093,789        2.81     7.162     635         140,396      82.34    48.03    12.79

Utah                              28       4,913,926        0.72     7.008     623         175,497      83.24    46.53    30.08

Virginia                         121      22,812,756        3.36     7.194     617         188,535      81.29    47.43    34.79

Washington                        60      13,496,749        1.99     6.948     627         224,946      82.50    53.77    49.97

West Virginia                     14       2,123,578        0.31     7.206     593         151,684      82.12    81.98    23.51

Wisconsin                         22       3,609,077        0.53     7.669     614         164,049      85.84    79.51     0.00
                               -----    ------------      ------     -----     ---        --------      -----   ------    -----
TOTAL:                         3,263    $679,903,640      100.00%    7.035%    621        $208,368      81.48%   48.56%   39.65%
                               =====    ============      ======     =====     ===        ========      =====   ======    =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS



ORIGINAL LOAN-TO-VALUE RATIOS

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL          MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
LOAN-TO-VALUE RATIOS         LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC      IO
--------------------         -----     -----------       ----      ------     -----    -----------     ---       ---      --
50.00% or less                  58      $8,961,124        1.32%    6.813%      583      $154,502      41.46%   57.13%   17.25%

50.01% to 55.00%                18       3,509,758        0.52     6.562       585       194,987      53.06    50.17    29.22

55.01% to 60.00%                33       6,698,441        0.99     6.747       578       202,983      57.98    39.16    12.02

60.01% to 65.00%                65      14,735,490        2.17     6.678       584       226,700      63.16    40.03    23.01

65.01% to 70.00%               112      26,957,889        3.96     6.665       590       240,695      68.43    57.81    37.72

70.01% to 75.00%               177      41,871,681        6.16     6.811       582       236,563      73.69    56.97    27.64

75.01% to 80.00%             1,474     340,840,689       50.13     6.683       636       231,235      79.79    40.58    49.76

80.01% to 85.00%               306      70,678,225       10.40     7.111       592       230,975      84.35    63.57    31.39

85.01% to 90.00%               414      94,838,903       13.95     7.230       609       229,079      89.55    58.92    44.21

90.01% to 95.00%               127      25,313,866        3.72     7.743       627       199,322      94.65    57.78    20.98

95.01% to 100.00%              479      45,497,574        6.69     9.422       650        94,984      99.85    47.39     4.46
                             -----    ------------      ------     -----       ---      --------      -----    -----    -----
TOTAL:                       3,263    $679,903,640      100.00%    7.035%      621      $208,368      81.48%   48.56%   39.65%
                             =====    ============      ======     =====       ===      ========      =====    =====    =====


As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 15.59% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 4.48% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.67%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.81%.





LOAN PURPOSE

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
LOAN PURPOSE                 LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC      IO
------------                 -----     -----------       ----      ------     -----    -----------     ---       ---      --
Refinance - Cashout          1,612    $361,729,105       53.20%    7.006%      600      $224,398      80.23%   59.40%   34.46%

Purchase                     1,490     288,523,760       42.44     7.087       648       193,640      82.95    32.96    47.85

Refinance - Rate/Term          161      29,650,775        4.36     6.891       615       184,166      82.35    68.16    22.99
                             -----    ------------      ------     -----       ---      --------      -----    -----    -----
TOTAL:                       3,263    $679,903,640      100.00%    7.035%      621      $208,368      81.48%   48.56%   39.65%
                             =====    ============      ======     =====       ===      ========      =====    =====    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS


PROPERTY TYPE

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
-------------                -----     -----------       ----      ------     -----    -----------     ---       ---       --
Single Family                2,508    $517,347,745       76.09%    7.038%      618      $206,279      81.51%    49.67%   38.42%

Planned Unit Development       442      92,689,864       13.63     7.040       627       209,706      82.07     48.17    45.19

Condominium                    169      36,297,795        5.34     7.018       632       214,780      81.97     45.73    48.13

Two- to Four-Family            126      30,283,652        4.45     6.990       626       240,346      78.70     32.66    34.13

Townhouse                       12       2,393,339        0.35     7.128       591       199,445      79.90     56.15    33.58

Rowhouse                         6         891,245        0.13     7.099       628       148,541      80.78     77.14    30.51
                             -----    ------------      ------     -----       ---      --------      -----     -----    -----
TOTAL:                       3,263    $679,903,640      100.00%    7.035%      621      $208,368      81.48%    48.56%   39.65%
                             =====    ============      ======     =====       ===      ========      =====     =====    =====





DOCUMENTATION

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
DOCUMENTATION                LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
-------------                -----     -----------       ----      ------     -----    -----------     ---       ---       --
Full Documentation          1,639    $330,144,340        48.56%     6.930%    603       $201,430      81.77%   100.00%   32.09%

Stated Documentation        1,516     324,235,043        47.69      7.155     641        213,875      81.15      0.00    47.63

Lite Documentation            107      25,411,081         3.74      6.878     596        237,487      81.80      0.00    36.12

Other                           1         113,176         0.02      7.875     655        113,176      80.00      0.00     0.00
                            -----    ------------       ------      -----     ---       --------      -----     -----    -----
TOTAL:                      3,263    $679,903,640       100.00%     7.035%    621       $208,368      81.48%    48.56%   39.65%
                            =====    ============       ======      =====     ===       ========      =====     =====    =====





OCCUPANCY

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
OCCUPANCY                    LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
---------                    -----     -----------       ----      ------     -----    -----------     ---       ---       --
Primary                     3,243    $676,409,362        99.49%    7.034%      621       $208,575     81.51%    48.54%   39.85%

Investment                     16       2,268,950         0.33     7.243       614        141,809     74.69     41.49     0.00

Second Home                     4       1,225,328         0.18     7.256       613        306,332     74.66     69.47     0.00
                            -----    ------------       ------     -----       ---       --------     -----     -----    -----
TOTAL:                      3,263    $679,903,640       100.00%    7.035%      621       $208,368     81.48%    48.56%   39.65%
                            =====    ============       ======     =====       ===       ========     =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS


MORTGAGE LOANS AGE SUMMARY AS OF THE CUT-OFF DATE

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS AGE         MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
(MONTHS)                     LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
--------                     -----     -----------       ----      ------     -----    -----------     ---       ---       --
3                               1        $164,878        0.02%    7.500%       569        $164,878    75.00%   100.00%     0.00%

4                             653     129,169,749       19.00     7.210        619         197,810    81.27     47.98     38.83

5                           1,610     349,689,888       51.43     6.959        622         217,199    81.57     49.50     40.55

6                             641     135,224,943       19.89     6.913        623         210,959    81.40     46.95     48.49

7                             248      46,687,192        6.87     7.350        612         188,255    81.33     49.91     18.16

8                              80      14,955,851        2.20     7.281        619         186,948    81.42     44.34     18.18

9                               8       1,167,891        0.17     7.675        619         145,986    85.66     44.77     30.14

10                              5         608,125        0.09     7.731        595         121,625    92.65     50.31      0.00

11                              4         956,950        0.14     7.315        633         239,237    81.70     39.69     51.83

13                              1          90,576        0.01     7.875        575          90,576    67.25      0.00      0.00

14                              4         412,489        0.06     8.092        626         103,122    85.95      8.38      0.00

15                              4         323,194        0.05     7.341        633          80,798    83.92     37.49      0.00

16                              2         131,110        0.02     9.273        566          65,555    80.60    100.00      0.00

17                              1          76,209        0.01     6.990        666          76,209    80.00      0.00      0.00

18                              1         244,595        0.04     6.990        632         244,595    80.00      0.00      0.00
                            -----    ------------      ------     -----        ---        --------    -----     -----     -----
TOTAL:                      3,263    $679,903,640      100.00%    7.035%       621        $208,368    81.48%    48.56%    39.65%
                            =====    ============      ======     =====        ===        ========    =====     =====     =====


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.



ORIGINAL PREPAYMENT PENALTY TERM

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT        MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
PENALTY TERM                 LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
None                          303     $60,384,189        8.88%     7.496%      630      $199,288      83.43%    46.49%   34.21%

6 Months                        2         668,486        0.10      6.863       626       334,243      89.31     47.02     0.00

12 Months                     204      52,931,866        7.79      7.252       622       259,470      80.96     44.99    44.26

13 Months                       4         884,722        0.13      7.360       640       221,181      84.00     39.54    80.02

24 Months                   1,649     377,931,969       55.59      6.960       622       229,189      81.64     44.36    47.75

26 Months                       1          65,214        0.01      8.625       580        65,214      85.00      0.00     0.00

30 Months                       5         959,978        0.14      7.825       596       191,996      85.94     34.62     0.00

36 Months                     499     100,779,666       14.82      6.948       628       201,963      82.48     51.49    35.54

48 Months                       6       1,283,501        0.19      7.039       579       213,917      76.92     62.54    73.77

60 Months                     590      84,014,048       12.36      7.001       598       142,397      78.37     67.76     8.96
                            -----    ------------      ------      -----       ---      --------      -----     -----    -----
TOTAL:                      3,263    $679,903,640      100.00%     7.035%      621      $208,368      81.48%    48.56%   39.65%
                            =====    ============      ======      =====       ===      ========      =====     =====    =====


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 30 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS


CREDIT SCORES

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
RANGE OF CREDIT SCORES       LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
----------------------       -----     -----------       ----      ------     -----    -----------     ---       ---       --
500                            1          $83,017        0.01%     7.999%      500       $83,017      70.00%   100.00%    0.00%

501 to 525                    33        6,365,324        0.94      7.906       518       192,889      72.41     73.83    13.60

526 to 550                   228       46,301,389        6.81      7.286       539       203,076      76.82     77.26    12.67

551 to 575                   374       80,121,762       11.78      7.149       563       214,229      77.94     64.98    25.73

576 to 600                   436       95,690,011       14.07      7.046       589       219,473      80.73     63.78    29.17

601 to 625                   696      144,714,477       21.28      6.997       614       207,923      81.94     56.54    31.97

626 to 650                   665      140,690,489       20.69      7.012       638       211,565      84.12     40.84    50.76

651 to 675                   385       78,836,957       11.60      6.938       660       204,771      82.81     29.36    55.08

676 to 700                   234       46,381,487        6.82      6.935       687       198,211      82.38     16.44    60.89

701 to 725                   118       22,841,146        3.36      6.895       712       193,569      82.51     16.77    60.43

726 to 750                    50        9,734,059        1.43      6.771       734       194,681      82.40     17.54    52.49

751 to 775                    28        5,063,866        0.74      7.064       764       180,852      83.15      8.83    67.28

776 to 800                    14        3,051,877        0.45      6.805       784       217,991      82.71     15.15    85.93

801                            1           27,778        0.00     10.600       801        27,778     100.00      0.00     0.00
                           -----     ------------      ------      -----       ---      --------      -----     -----    -----
TOTAL:                     3,263     $679,903,640      100.00%     7.035%      621      $208,368      81.48%    48.56%   39.65%
                           =====     ============      ======      =====       ===      ========      =====     =====    =====


The Credit Scores of the Mortgage Loans as of the Statistical Calculation Date ranged from 500 to 801 and the weighted average Credit Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 621.



CREDIT GRADE

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
CREDIT GRADE                 LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
A+                            257      $56,206,661        8.27%    6.942%      632      $218,703     86.22%     48.65%   47.19%

A                            1055      223,619,321       32.89     6.994       611       211,961     81.60      55.34    36.50

A-                            328       70,146,570       10.32     7.065       589       213,861     79.15      60.13    27.26

B                             372       78,959,923       11.61     7.135       570       212,258     78.30      73.11    23.57

C                             147       30,088,446        4.43     7.359       542       204,683     76.50      72.23    14.30

C-                             85       16,125,852        2.37     7.426       549       189,716     72.55      79.45    11.11

SA1                           373       73,581,951       10.82     6.909       711       197,271     82.61      14.57    63.15

SA2                           205       38,182,500        5.62     6.982       670       186,256     82.18      15.44    60.01

SA3                           441       92,992,416       13.68     7.034       649       210,867     84.74      30.08    51.84
                            -----     ------------      ------     -----       ---      --------     -----      -----    -----
TOTAL:                      3,263     $679,903,640      100.00%    7.035%      621      $208,368     81.48%     48.56%   39.65%
                            =====     ============      ======     =====       ===      ========     =====      =====    =====


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 30 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS


GROSS MARGINS

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
RANGE OF GROSS MARGINS       LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
----------------------       -----     -----------       ----      ------     -----    -----------     ---       ---       --
2.001% to 2.500%                7      $1,630,181        0.30%    6.445%       634       $232,883     72.94%     0.00%   62.49%

2.501% to 3.000%                1         334,990        0.06     5.990        585        334,990     79.06    100.00     0.00

3.001% to 3.500%               11       3,190,608        0.59     6.418        639        290,055     77.88     31.07    17.90

3.501% to 4.000%                8       2,734,913        0.50     6.652        613        341,864     77.83     71.76    58.05

4.001% to 4.500%               30       6,738,159        1.24     6.535        624        224,605     78.52     63.17    38.64

4.501% to 5.000%              108      32,889,678        6.06     5.910        648        304,534     80.09     68.13    74.71

5.001% to 5.500%              223      61,352,729       11.31     6.223        636        275,124     78.93     48.95    57.55

5.501% to 6.000%              400     105,898,663       19.53     6.546        635        264,747     79.86     37.68    56.00

6.001% to 6.500%              474     114,792,885       21.17     6.896        630        242,179     80.89     35.65    53.80

6.501% to 7.000%              646     150,846,640       27.82     7.130        606        233,509     81.65     49.60    36.61

7.001% to 7.500%              165      35,319,634        6.51     7.674        598        214,058     85.86     50.57    41.83

7.501% to 8.000%              104      20,093,552        3.71     8.120        592        193,207     86.71     54.14    32.48

8.001% to 8.500%               21       3,666,015        0.68     8.781        602        174,572     91.81     63.39    30.94

8.501% to 9.000%               17       2,539,490        0.47     9.230        590        149,382     86.87     48.85    24.79

9.001% to 9.500%                2         290,720        0.05    10.093        526        145,360     78.92      0.00     0.00
                            -----    ------------      ------     -----        ---       --------     -----     -----    -----
TOTAL:                      2,217    $542,318,856      100.00%    6.868%       622       $244,618     81.18%    45.72%   48.87%
                            =====    ============      ======     =====        ===       ========     =====     =====    =====


As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.220% per annum to 9.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.242% per annum.


MAXIMUM MORTGAGE RATES

                            NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM           MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
MORTGAGE RATES               LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
--------------               -----     -----------       ----      ------     -----    -----------     ---       ---       --
11.500% or less                31      $9,071,287        1.67%     5.409%      645       $292,622     76.96%    72.28%   60.26%

11.501% to 12.000%            171      49,415,723        9.11      5.878       642        288,981     78.36     62.36    67.64

12.001% to 12.500%            343      90,851,360       16.75      6.289       640        264,873     79.47     40.49    61.45

12.501% to 13.000%            587     152,170,280       28.06      6.689       628        259,234     80.00     36.14    59.65

13.001% to 13.500%            349      84,668,163       15.61      7.013       613        242,602     82.07     50.75    49.89

13.501% to 14.000%            338      80,098,302       14.77      7.369       608        236,977     83.49     50.22    34.20

14.001% to 14.500%            169      33,856,730        6.24      7.691       604        200,336     83.94     45.16    16.39

14.501% to 15.000%            139      26,404,325        4.87      8.084       596        189,959     85.14     48.24    11.07

15.001% to 15.500%             57      10,284,717        1.90      8.559       589        180,434     84.53     53.14    12.21

15.501% to 16.000%             28       4,799,142        0.88      8.999       587        171,398     85.53     35.27     3.11

16.001% to 16.500%              3         391,778        0.07      9.850       538        130,593     83.05     25.79     0.00

16.501% to 17.000%              2         307,050        0.06      9.711       563        153,525     80.00    100.00     0.00
                            -----    ------------      ------      -----       ---       --------     -----    ------    -----
TOTAL:                      2,217    $542,318,856      100.00%     6.868%      622       $244,618     81.18%    45.72%   48.87%
                            =====    ============      ======      =====       ===       ========     =====    ======    =====

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.875% per annum to 16.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.115% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS


NEXT RATE ADJUSTMENT DATE AS OF THE CUT-OFF DATE

                                NUMBER     AGGREGATE                           WEIGHTED      AVERAGE    WEIGHTED
                                  OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                               MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL    FULL    PERCENT
NEXT RATE ADJUSTMENT DATE        LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV       DOC       IO
-------------------------        -----    -----------      ----      ------     -----     -----------     ---       ---       --
October 2005                       7      $2,556,421        0.47%    5.845%      616       $365,203      80.31%    50.70%    0.00%

November 2005                      1         379,639        0.07     6.250       607        379,639      56.05      0.00     0.00

March 2006                         4       1,165,464        0.21     6.008       625        291,366      81.71     60.92     0.00

April 2006                         1          76,209        0.01     6.990       666         76,209      80.00      0.00     0.00

May 2006                           1          63,521        0.01     8.500       526         63,521      59.96    100.00     0.00

June 2006                          2         257,794        0.05     6.693       633        128,897      79.85     37.39     0.00

July 2006                          1         269,232        0.05     6.990       625        269,232      80.00      0.00     0.00

August 2006                        1          90,576        0.02     7.875       575         90,576      67.25      0.00     0.00

October 2006                       3         875,832        0.16     6.992       629        291,944      80.00     43.37    56.63

November 2006                      4         580,268        0.11     7.671       590        145,067      92.30     47.92     0.00

December 2006                      2         499,663        0.09     6.767       627        249,832      82.96      0.00    70.45

January 2007                      40       8,731,980        1.61     7.103       616        218,299      81.16     48.63    21.09

February 2007                    149      32,106,060        5.92     7.284       614        215,477      81.48     46.89    16.68

March 2007                       352      89,826,151       16.56     6.737       622        255,188      80.73     42.13    59.29

April 2007                     1,006     254,426,603       46.91     6.822       621        252,909      80.98     46.69    48.67

May 2007                         335      78,629,946       14.50     7.058       621        234,716      81.32     42.83    51.23

December 2007                      2         261,479        0.05     7.819       611        130,740      96.70    100.00     0.00

January 2008                      11       2,448,134        0.45     7.024       638        222,558      76.45     52.31    30.28

February 2008                     31       6,290,577        1.16     7.090       618        202,922      80.73     43.54    49.68

March 2008                        61      14,900,422        2.75     6.636       639        244,269      82.92     46.53    70.12

April 2008                       110      25,960,288        4.79     6.720       634        236,003      83.25     53.36    55.80

May 2008                          73      17,383,344        3.21     7.056       630        238,128      82.29     45.65    45.84

June 2008                          1         164,878        0.03     7.500       569        164,878      75.00    100.00     0.00

January 2010                       3         384,700        0.07     7.949       612        128,233      83.23     50.77    35.35

February 2010                      3         625,507        0.12     7.194       626        208,502      77.19     72.68     0.00

April 2010                         9       2,753,415        0.51     5.919       667        305,935      79.65     60.88    79.71

May 2010                           4         610,755        0.11     7.069       648        152,689      80.00      0.00    81.47
                               -----    ------------      ------     -----       ---       --------      -----     -----    -----
TOTAL:                         2,217    $542,318,856      100.00%    6.868%      622       $244,618      81.18%    45.72%   48.87%
                               =====    ============      ======     =====       ===       ========      =====     =====    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


                                  MORTGAGE POOL

                        GROUP 1 FIXED RATE MORTGAGE LOANS

                                                                                                             ORIGINAL
                                                            ORIGINAL     REMAINING    ORIGINAL  REMAINING   MONTHS TO
                            NET     ORIGINAL  REMAINING   AMORTIZATION  AMORTIZATION     IO         IO      PREPAYMENT
   CURRENT     MORTGAGE   MORTGAGE    TERM       TERM         TERM         TERM         TERM       TERM      PENALTY
 BALANCE ($)    RATE(%)   RATE(%)   (MONTHS)   (MONTHS)     (MONTHS)     (MONTHS)     (MONTHS)   (MONTHS)   EXPIRATION
 -----------    -------   -------   --------   --------     --------     --------     --------   --------   ----------
   185,878.84    8.428     7.388      180        171          360           351           0          0           0
   437,837.13    8.219     7.179      180        173          360           353           0          0          36
    86,122.66    6.850     5.810      360        355          480           475           0          0          36
    30,861.08    8.400     7.360      120        115          120           115           0          0           0
    96,142.41    7.934     6.894      120        115          120           115           0          0          36
   213,129.75    8.454     7.414      180        174          180           174           0          0           0
   167,221.35    7.250     6.210      180        172          180           172           0          0          24
   898,028.77    7.988     6.948      180        174          180           174           0          0          36
    87,931.56    8.300     7.260      240        236          240           236           0          0           0
   701,769.01    7.562     6.522      240        234          240           234           0          0          36
    98,885.95    8.749     7.709      300        294          300           294           0          0          36
 4,817,390.90    7.870     6.830      360        355          360           355           0          0           0
 1,793,871.52    7.429     6.389      360        354          360           354           0          0          12
 1,965,247.66    7.817     6.777      360        355          360           355           0          0          24
24,579,270.94    7.423     6.383      360        355          360           355           0          0          36
   144,830.17    7.400     6.360      360        356          300           300          60         56           0
   444,631.08    6.604     5.564      360        354          300           300          60         54          36
12,434,358.48   10.350     9.310      180        175          360           355           0          0           0
    54,352.14    8.000     6.960      180        175          360           355           0          0           7
 2,060,733.06   10.628     9.588      180        175          360           355           0          0          12
19,289,131.13   10.555     9.515      180        175          360           355           0          0          24
 7,776,810.46   10.352     9.312      180        175          360           355           0          0          36
    30,665.63   10.990     9.950      120        114          120           114           0          0          12
    18,925.13   10.990     9.950      120        115          120           115           0          0          24
    18,456.53   10.390     9.350      120        114          120           114           0          0          36
 1,325,408.39   10.011     8.971      180        175          180           175           0          0           0
    98,605.90   10.506     9.466      180        175          180           175           0          0          12
   412,148.60   10.852     9.812      180        175          180           175           0          0          24
    84,640.40    9.845     8.805      180        173          180           173           0          0          36
   170,191.58   10.778     9.738      240        234          240           234           0          0           0
    27,147.17   10.990     9.950      240        235          240           235           0          0          12
   473,871.86   10.728     9.688      240        235          240           235           0          0          24
    53,787.73   10.990     9.950      240        236          240           236           0          0          36
   232,423.28   10.544     9.504      360        355          360           355           0          0           0
    38,185.70   10.750     9.710      360        355          360           355           0          0          24
   447,077.55   10.711     9.671      360        355          360           355           0          0          36


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS


                                                           ORIGINAL     REMAINING    ORIGINAL  REMAINING          INITIAL
                            NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION     IO        IO      GROSS     RATE
   CURRENT      MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM      TERM     MARGIN   CHANGE  PERIODIC
 BALANCE ($)    RATE(%)   RATE(%)     (MOS)     (MOS)        (MOS)         (MOS)       (MOS)     (MOS)      (%)    CAP(%)   CAP(%)
 -----------    -------   -------     -----     -----        -----         -----       -----     -----      ---    ------   ------
    177,163.19   5.990     4.950       360       355          360           355           0         0     5.740    2.000    1.000
    243,990.32   5.725     4.685       360       355          360           355           0         0     5.475    2.000    1.000
  3,287,709.93   7.595     6.555       360       354          360           354           0         0     7.281    2.000    2.000
  5,474,996.35   7.416     6.376       360       354          360           354           0         0     7.151    2.000    2.000
 24,414,421.02   7.799     6.759       360       354          360           354           0         0     6.812    2.907    1.185
    213,352.57   8.887     7.847       360       354          360           354           0         0     7.142    2.423    1.192
 12,003,805.00   7.358     6.318       360       355          360           355           0         0     6.438    2.829    1.265
    101,692.09   6.990     5.950       360       355          360           355           0         0     6.750    3.000    1.500
    118,378.67   7.816     6.776       360       353          360           353           0         0     5.923    1.500    1.500
131,851,850.26   7.320     6.280       360       355          360           355           0         0     6.583    2.867    1.153
    113,330.75   6.990     5.950       360       353          360           353           0         0     5.875    1.500    1.500
 10,303,817.33   7.266     6.226       360       355          360           355           0         0     6.445    2.826    1.238
    100,819.83   8.500     7.460       360       354          360           354           0         0     8.250    2.000    2.000
  1,248,915.24   6.994     5.954       360       354          360           354           0         0     6.302    2.081    2.000
  3,378,833.01   7.548     6.508       360       354          360           354           0         0     6.669    3.000    1.157
  1,350,434.27   7.761     6.721       360       355          360           355           0         0     6.418    2.883    1.126
  1,357,274.24   7.328     6.288       360       355          360           355           0         0     6.400    2.850    1.050
 29,312,413.72   7.303     6.263       360       355          360           355           0         0     6.556    2.897    1.075
     60,648.11   8.850     7.810       360       355          360           355           0         0     8.600    2.000    2.000
    242,953.39   6.778     5.738       360       354          360           354           0         0     4.157    2.865    1.305
    148,996.19   6.490     5.450       360       356          336           336          24        20     4.640    3.000    1.000
    363,854.69   6.858     5.818       360       355          336           336          24        19     5.452    3.000    1.000
  1,804,821.99   6.774     5.734       360       355          336           336          24        19     5.502    3.000    1.000
    154,485.52   7.250     6.210       360       355          336           336          24        19     5.750    3.000    1.000
    263,258.66   7.500     6.460       360       352          324           324          36        28     6.500    1.500    1.500
  3,474,280.56   7.291     6.251       360       355          300           300          60        55     6.518    2.849    1.166
  2,233,789.06   7.138     6.098       360       355          300           300          60        55     6.825    3.000    1.229
    233,786.78   7.330     6.290       360       356          300           300          60        56     7.080    3.000    1.000
    383,449.53   5.647     4.607       360       355          300           300          60        55     5.216    3.000    1.000
 53,645,698.80   6.570     5.530       360       355          300           300          60        55     6.236    2.980    1.070
  2,164,164.74   6.194     5.154       360       355          300           300          60        55     5.475    3.000    1.357
    198,615.83   6.435     5.395       360       356          300           300          60        56     2.250    3.000    2.000
    219,494.91   6.150     5.110       360       355          300           300          60        55     5.150    3.000    1.500
    271,329.90   6.400     5.360       360       354          300           300          60        54     5.400    3.000    1.500
    558,637.67   6.724     5.684       360       356          300           300          60        56     6.158    3.000    1.000
  9,657,431.28   6.550     5.510       360       355          300           300          60        55     6.116    2.989    1.074
    103,784.67   6.900     5.860       360       354          300           300          60        54     4.940    3.000    1.000
    273,682.47   6.400     5.360       360       354          240           240         120       114     5.400    3.000    1.000
     92,534.47   6.500     5.460       360       355          240           240         120       115     2.250    5.000    1.000
    133,704.47   6.250     5.210       360       355          240           240         120       115     2.250    5.000    1.000

                                               MONTHS            ORIGINAL
                                     RATE    UNTIL NEXT         MONTHS TO
                                    CHANGE      RATE              PREPAY
   CURRENT      MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT          PENALTY
 BALANCE ($)    RATE(%)  RATE(%)    (MOS)       DATE     INDEX  EXPIRATION
 -----------    -------  -------    -----       ----     -----  ----------
    177,163.19   11.990   5.990       6           1       6ML       12
    243,990.32   11.725   5.725       6           1       6ML       24
  3,287,709.93   13.595   7.595      12          18       1YL        0
  5,474,996.35   13.416   7.416      12          18       1YL       24
 24,414,421.02   14.190   7.660       6          19       6ML        0
    213,352.57   15.272   8.887       6          18       6ML        6
 12,003,805.00   13.888   7.269       6          19       6ML       12
    101,692.09   13.990   6.990       6          19       6ML       13
    118,378.67   14.816   7.816       6          17       6ML       18
131,851,850.26   13.633   7.232       6          19       6ML       24
    113,330.75   13.990   6.990       6          17       6ML       30
 10,303,817.33   13.758   7.099       6          19       6ML       36
    100,819.83   14.500   8.500      12          18       1YL       24
  1,248,915.24   12.994   6.662      12          30       1YL       36
  3,378,833.01   13.861   7.073       6          30       6ML        0
  1,350,434.27   14.014   7.338       6          31       6ML       12
  1,357,274.24   13.427   7.102       6          31       6ML       24
 29,312,413.72   13.455   7.055       6          31       6ML       36
     60,648.11   14.850   8.850      12          31       1YL       36
    242,953.39   12.998   5.072       6          54       6ML       36
    148,996.19   13.490   4.640       6          20       6ML        0
    363,854.69   12.858   6.858       6          19       6ML       12
  1,804,821.99   13.125   6.111       6          19       6ML       24
    154,485.52   13.250   5.750       6          19       6ML       36
    263,258.66   14.500   7.500       6          28       6ML       36
  3,474,280.56   13.571   7.184       6          19       6ML        0
  2,233,789.06   13.596   7.138       6          19       6ML       12
    233,786.78   13.330   7.330       6          20       6ML        2
    383,449.53   11.647   5.647       6          19       6ML        7
 53,645,698.80   12.719   6.551       6          19       6ML       24
  2,164,164.74   12.907   6.082       6          19       6ML       36
    198,615.83   12.435   2.250      12          32       1YL       36
    219,494.91   13.150   6.150       6          31       6ML        0
    271,329.90   13.400   6.400       6          30       6ML       12
    558,637.67   12.724   6.724       6          32       6ML       24
  9,657,431.28   12.698   6.516       6          31       6ML       36
    103,784.67   13.900   6.900       6          54       6ML       36
    273,682.47   12.400   6.400       6          18       6ML       24
     92,534.47   11.500   2.250       6          55       6ML        0
    133,704.47   11.250   2.250       6          55       6ML       36


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

                        GROUP 2 FIXED RATE MORTGAGE LOANS

                                                                                                          ORIGINAL
                                                          ORIGINAL      REMAINING   ORIGINAL  REMAINING  MONTHS TO
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION     IO        IO      PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM        TERM      TERM      PENALTY
 BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   EXPIRATION
 -----------   -------   -------   --------   --------    --------      --------    --------  --------   ----------
   746,443.32   7.833     6.793      180        173         360           353           0         0         36
    74,098.90   6.990     5.950      360        355         480           475           0         0         60
   167,551.54   7.074     6.034      120        115         120           115           0         0         60
   465,820.27   7.832     6.792      180        175         180           175           0         0         0
    49,759.68   8.250     7.210      180        176         180           176           0         0         24
 1,526,912.00   7.296     6.256      180        175         180           175           0         0         36
 2,158,861.19   7.096     6.056      180        174         180           174           0         0         60
   112,474.86   7.625     6.585      240        232         240           232           0         0         12
    74,600.39   8.990     7.950      240        235         240           235           0         0         24
 2,117,369.22   7.018     5.978      240        235         240           235           0         0         60
 2,702,073.23   7.518     6.478      360        355         360           355           0         0         0
 3,274,359.14   7.142     6.102      360        355         360           355           0         0         12
 1,816,072.27   7.364     6.324      360        355         360           355           0         0         24
   239,661.73   7.900     6.860      360        355         360           355           0         0         30
25,728,866.91   7.067     6.027      360        355         360           355           0         0         36
   329,964.88   7.491     6.451      360        355         360           355           0         0         48
58,979,517.54   6.842     5.802      360        355         360           355           0         0         60
   127,038.85   7.759     6.719      240        236         180           180          60        56         60
   205,849.99   6.700     5.660      360        354         300           300          60        54         0
   699,399.83   7.071     6.031      360        354         300           300          60        54         24
   962,967.03   6.817     5.777      360        355         300           300          60        55         36
   364,534.73   6.750     5.710      360        356         300           300          60        56         48
 2,102,096.64   6.832     5.792      360        355         300           300          60        55         60
 4,903,168.80   10.226    9.186      180        174         360           354           0         0         0
 1,834,645.05   10.601    9.561      180        175         360           355           0         0         12
   173,262.19   10.503    9.463      180        175         360           355           0         0         13
16,389,759.68   10.220    9.180      180        175         360           355           0         0         24
 2,862,452.02   9.992     8.952      180        175         360           355           0         0         36
 2,812,254.12   10.519    9.479      180        175         360           355           0         0         60
    20,683.41   10.940    9.900      120        115         120           115           0         0         60
   142,125.26   9.755     8.715      180        175         180           175           0         0         0
   120,933.13   9.500     8.460      180        176         180           176           0         0         12
    74,057.94   10.742    9.702      180        175         180           175           0         0         60
    71,160.20   8.720     7.680      240        235         240           235           0         0         0
   148,978.28   10.885    9.845      240        235         240           235           0         0         24
   227,169.90   10.140    9.100      240        236         240           236           0         0         60
    58,897.53   10.990    9.950      360        355         360           355           0         0         36


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

                     GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS


                                                           ORIGINAL      REMAINING   ORIGINAL  REMAINING          INITIAL
                             NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION     IO        IO      GROSS     RATE
   CURRENT      MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM      TERM     MARGIN   CHANGE  PERIODIC
 BALANCE ($)     RATE(%)   RATE(%)    (MOS)     (MOS)        (MOS)         (MOS)       (MOS)     (MOS)     (%)     CAP(%)   CAP(%)
 -----------     -------   -------    -----     -----        -----         -----       -----     -----     ---     ------   ------
    372,137.03    6.250     5.210      360       356          360           356          0         0      6.000    2.000    1.000
  1,881,971.78    5.747     4.707      360       355          360           355          0         0      4.000    2.260    1.000
  1,526,600.33    5.909     4.869      360       355          360           355          0         0      5.659    2.000    1.000
  3,524,483.72    7.502     6.462      360       354          360           354          0         0      7.226    2.000    2.000
  4,432,216.13    7.153     6.113      360       354          360           354          0         0      6.883    2.000    2.000
 25,082,409.59    7.424     6.384      360       355          360           355          0         0      6.567    2.989    1.166
    655,275.68    6.863     5.823      360       355          360           355          0         0      5.851    3.000    1.000
 21,223,485.00    7.331     6.291      360       355          360           355          0         0      6.540    2.888    1.180
166,433,820.37    6.998     5.958      360       355          360           355          0         0      6.355    2.924    1.169
     63,925.20    8.625     7.585      360       352          360           352          0         0      7.625    2.000    1.000
    701,345.55    7.800     6.760      360       353          360           353          0         0      6.713    1.500    1.500
  7,788,031.78    7.100     6.060      360       355          360           355          0         0      6.162    2.703    1.305
  6,128,414.27    7.070     6.030      360       355          360           355          0         0      6.546    2.628    1.103
    467,634.27    7.528     6.488      360       355          360           355          0         0      7.262    2.000    2.000
     93,034.10    7.750     6.710      360       354          360           354          0         0      7.750    2.000    2.000
    672,441.38    6.819     5.779      360       353          360           353          0         0      6.305    2.000    2.000
  1,848,635.17    7.160     6.120      360       354          360           354          0         0      6.335    3.000    1.234
  1,985,095.46    7.696     6.656      360       354          360           354          0         0      6.657    2.793    1.069
  1,856,077.66    7.262     6.222      360       354          360           354          0         0      6.435    3.000    1.064
 23,304,913.61    7.141     6.101      360       355          360           355          0         0      6.325    2.953    1.081
    275,203.19    7.932     6.892      360       354          360           354          0         0      7.133    2.340    1.220
    110,939.21    7.875     6.835      360       356          360           356          0         0      2.250    5.000    1.000
    993,209.43    6.536     5.496      360       354          360           354          0         0      5.563    2.827    1.375
    411,289.85    8.120     7.080      360       352          360           352          0         0      6.863    1.500    1.500
    683,706.84    7.247     6.207      360       355          336           336         24        19      5.101    3.000    1.000

                                               MONTHS            ORIGINAL
                                    RATE     UNTIL NEXT         MONTHS TO
                                   CHANGE       RATE              PREPAY
   CURRENT      MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT          PENALTY
 BALANCE ($)    RATE(%)  RATE(%)    (MOS)       DATE     INDEX  EXPIRATION
 -----------    -------  -------    -----       ----     -----  ----------
    372,137.03  12.250    6.250       6           2       6ML       12
  1,881,971.78  12.006    5.747       6           2       6ML       24
  1,526,600.33  11.909    5.909       6           3       6ML       60
  3,524,483.72  13.502    7.502      12          18       1YL        0
  4,432,216.13  13.153    7.153      12          18       1YL       24
 25,082,409.59  13.780    7.110       6          19       6ML        0
    655,275.68  12.863    6.863       6          19       6ML        6
 21,223,485.00  13.709    7.157       6          19       6ML       12
166,433,820.37  13.345    6.919       6          19       6ML       24
     63,925.20  15.625    8.625       6          16       6ML       26
    701,345.55  14.800    7.800       6          17       6ML       30
  7,788,031.78  13.709    6.931       6          19       6ML       36
  6,128,414.27  13.275    7.070       6          19       6ML       60
    467,634.27  13.528    7.528      12          19       1YL       24
     93,034.10  13.750    7.750      12          30       1YL        0
    672,441.38  12.819    6.819      12          29       1YL       36
  1,848,635.17  13.629    6.941       6          30       6ML        0
  1,985,095.46  13.835    6.832       6          30       6ML       12
  1,856,077.66  13.389    6.718       6          30       6ML       24
 23,304,913.61  13.300    6.859       6          31       6ML       36
    275,203.19  14.372    7.932       6          30       6ML       60
    110,939.21  12.875    2.250       6          56       6ML        0
    993,209.43  13.286    6.536       6          54       6ML       36
    411,289.85  15.120    8.120       6          52       6ML       60
    683,706.84  13.247    7.247       6          19       6ML       12


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

               GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                           ORIGINAL      REMAINING   ORIGINAL  REMAINING          INITIAL
                             NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION     IO        IO       GROSS    RATE
   CURRENT      MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM      TERM     MARGIN   CHANGE  PERIODIC
 BALANCE ($)     RATE(%)   RATE(%)    (MOS)     (MOS)        (MOS)         (MOS)       (MOS)     (MOS)      (%)    CAP(%)   CAP(%)
 -----------     -------   -------    -----     -----        -----         -----       -----     -----      ---    ------   ------
  3,670,150.23    6.749     5.709      360       354          336           336          24        18      5.409    2.858    1.073
    232,120.37    6.000     4.960      360       355          336           336          24        19      5.000    3.000    1.000
    453,183.66    6.459     5.419      360       355          324           324          36        31      5.535    3.000    1.000
    305,050.09    5.750     4.710      360       352          324           324          36        28      5.000    1.500    1.500
    691,459.93    6.500     5.460      360       354          324           324          36        30      5.500    1.925    1.500
 16,504,572.26    6.954     5.914      360       355          300           300          60        55      6.417    3.000    1.079
 19,583,202.69    6.883     5.843      360       355          300           300          60        55      6.514    3.000    1.063
    693,976.07    6.576     5.536      360       355          300           300          60        55      6.326    3.000    1.500
169,096,384.32    6.616     5.576      360       355          300           300          60        55      6.102    2.983    1.074
  3,729,595.82    6.188     5.148      360       355          300           300          60        55      5.719    3.000    1.439
    181,344.04    6.250     5.210      360       356          300           300          60        56      6.000    3.000    1.000
  4,636,250.12    6.695     5.655      360       355          300           300          60        55      6.403    2.950    1.017
    297,451.09    6.375     5.335      360       356          300           300          60        56      2.250    3.000    2.000
  3,083,425.08    6.811     5.771      360       355          300           300          60        55      6.162    2.855    1.127
  2,390,740.52    6.991     5.951      360       355          300           300          60        55      6.346    3.000    1.046
  1,103,309.19    6.454     5.414      360       356          300           300          60        56      5.360    3.000    1.069
 26,952,674.60    6.470     5.430      360       355          300           300          60        55      5.906    2.964    1.099
    382,292.84    7.300     6.260      360       356          300           300          60        56      7.050    3.000    1.000
    381,998.77    7.800     6.760      360       356          300           300          60        56      7.550    3.000    1.000
    211,367.89    6.500     5.460      360       356          300           300          60        56      2.250    2.000    2.000
    399,552.01    5.750     4.710      360       355          300           300          60        55      5.000    5.000    1.000
  1,538,581.66    5.762     4.722      360       355          300           300          60        55      5.000    5.000    1.000
    133,312.38    7.125     6.085      360       352          300           300          60        52      6.125    1.500    1.500
  1,943,615.22    6.551     5.511      360       353          240           240         120       113      5.551    2.736    1.000
    489,677.92    6.993     5.953      360       356          240           240         120       116      2.250    5.000    1.000

                                               MONTHS            ORIGINAL
                                     RATE    UNTIL NEXT          MONTHS TO
                                    CHANGE      RATE              PREPAY
   CURRENT      MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT          PENALTY
 BALANCE ($)    RATE(%)  RATE(%)    (MOS)       DATE     INDEX  EXPIRATION
 -----------    -------  -------    -----       ----     -----  ----------
  3,670,150.23   12.963   6.698       6          18       6ML      24
    232,120.37   12.000   6.000       6          19       6ML      36
    453,183.66   12.459   6.459       6          31       6ML       0
    305,050.09   12.750   2.250       6          28       6ML      12
    691,459.93   13.500   5.916       6          30       6ML      36
 16,504,572.26   13.113   6.888       6          19       6ML       0
 19,583,202.69   13.009   6.883       6          19       6ML      12
    693,976.07   13.576   6.576       6          19       6ML      13
169,096,384.32   12.764   6.609       6          19       6ML      24
  3,729,595.82   13.067   6.149       6          19       6ML      36
    181,344.04   12.250   6.250       6          20       6ML      48
  4,636,250.12   12.728   6.695       6          19       6ML      60
    297,451.09   12.375   2.250      12          32       1YL      36
  3,083,425.08   13.064   6.811       6          31       6ML       0
  2,390,740.52   13.082   6.928       6          31       6ML      12
  1,103,309.19   12.592   5.970       6          32       6ML      24
 26,952,674.60   12.688   6.459       6          31       6ML      36
    382,292.84   13.300   7.300       6          32       6ML      48
    381,998.77   13.800   7.800       6          32       6ML      60
    211,367.89   12.500   2.250      12          56       1YL      36
    399,552.01   11.750   5.750       6          55       6ML      24
  1,538,581.66   11.762   5.762       6          55       6ML      36
    133,312.38   14.125   7.125       6          52       6ML      60
  1,943,615.22   12.814   6.551       6          17       6ML      24
    489,677.92   11.993   2.250       6          56       6ML      36


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

PERIOD         BEGINNING          ENDING      NOTIONAL BALANCE      1ML STRIKE           1ML STRIKE
                ACCRUAL          ACCRUAL             ($)         LOWER COLLAR (%)     UPPER COLLAR (%)
------          -------          -------             ---         ----------------     ----------------
   1            9/28/05          10/25/05        302,990,000          7.047                 9.755
   2           10/25/05          11/25/05        297,021,284          6.109                 9.755
   3           11/25/05          12/25/05        291,005,195          6.321                 9.755
   4           12/25/05           1/25/06        284,177,922          6.111                 9.755
   5            1/25/06           2/25/06        276,564,003          6.112                 9.755
   6            2/25/06           3/25/06        268,197,193          6.795                 9.755
   7            3/25/06           4/25/06        259,258,445          6.116                 9.755
   8            4/25/06           5/25/06        249,878,969          6.333                 9.755
   9            5/25/06           6/25/06        240,759,943          6.124                 9.755
  10            6/25/06           7/25/06        231,896,866          6.340                 9.755
  11            7/25/06           8/25/06        223,282,437          6.132                 9.755
  12            8/25/06           9/25/06        214,909,566          6.135                 9.755
  13            9/25/06          10/25/06        206,771,365          6.352                 9.755
  14           10/25/06          11/25/06        198,861,147          6.144                 9.755
  15           11/25/06          12/25/06        191,172,450          6.360                 9.755
  16           12/25/06           1/25/07        183,694,188          6.151                 9.755
  17            1/25/07           2/25/07        176,421,346          6.155                 9.755
  18            2/25/07           3/25/07        168,681,922          6.845                 9.755
  19            3/25/07           4/25/07        156,761,860          6.217                 9.755
  20            4/25/07           5/25/07        145,454,915          8.188                 9.755
  21            5/25/07           6/25/07        134,782,119          7.915                 9.755
  22            6/25/07           7/25/07        124,672,278          8.184                 9.755
  23            7/25/07           8/25/07        115,481,180          7.910                 9.755
  24            8/25/07           9/25/07        109,332,318          7.910                 9.755
  25            9/25/07          10/25/07        103,396,559          8.181                 9.755
  26           10/25/07          11/25/07         97,654,709          8.547                 9.755
  27           11/25/07          12/25/07         92,107,960          8.837                 9.755
  28           12/25/07           1/25/08         86,741,671          8.539                 9.755
  29            1/25/08           2/25/08         81,549,742          8.536                 9.755
  30            2/25/08           3/25/08         76,526,228          9.137                 9.755
  31            3/25/08           4/25/08         71,665,528          8.596                 9.755
  32            4/25/08           5/25/08         66,963,314          9.755                 9.755
  33            5/25/08           6/25/08         62,422,182          9.479                 9.755
  34            6/25/08           7/25/08         58,027,229          9.755                 9.755
  35            7/25/08           8/25/08         53,773,554          9.460                 9.755
  36            8/25/08           9/25/08         49,656,439          9.451                 9.755


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

                                  NOTIONAL   1ML STRIKE  1ML STRIKE                                NOTIONAL   1ML STRIKE  1ML STRIKE
          BEGINNING    ENDING     BALANCE      LOWER       UPPER             BEGINNING   ENDING     BALANCE      LOWER       UPPER
PERIOD     ACCRUAL    ACCRUAL       ($)      COLLAR (%)  COLLAR (%)  PERIOD   ACCRUAL    ACCRUAL      ($)     COLLAR (%)  COLLAR (%)
------     -------    -------       ---      ----------  ----------  ------   -------    -------      ---     ----------  ----------
   1       9/28/05    10/25/05  526,510,000    6.421        9.260      40    12/25/08    1/25/09  78,460,388     9.260      9.260
   2      10/25/05    11/25/05  516,317,029    5.562        9.260      41     1/25/09    2/25/09  78,460,388     9.260      9.260
   3      11/25/05    12/25/05  506,012,144    5.763        9.260      42     2/25/09    3/25/09  78,460,388     9.260      9.260
   4      12/25/05     1/25/06  494,289,974    5.574        9.260      43     3/25/09    4/25/09  78,460,388     9.260      9.260
   5       1/25/06     2/25/06  481,192,472    5.575        9.260      44     4/25/09    5/25/09  78,460,388     9.260      9.260
   6       2/25/06     3/25/06  466,777,770    6.199        9.260      45     5/25/09    6/25/09  78,460,388     9.260      9.260
   7       3/25/06     4/25/06  451,353,657    5.576        9.260      46     6/25/09    7/25/09  78,460,388     9.260      9.260
   8       4/25/06     5/25/06  435,021,323    5.772        9.260      47     7/25/09    8/25/09  78,460,388     9.260      9.260
   9       5/25/06     6/25/06  419,138,217    5.582        9.260      48     8/25/09    9/25/09  78,460,388     9.260      9.260
  10       6/25/06     7/25/06  403,701,000    5.780        9.260      49     9/25/09   10/25/09  78,460,388     9.260      9.260
  11       7/25/06     8/25/06  388,696,884    5.587        9.260      50    10/25/09   11/25/09  78,460,388     9.260      9.260
  12       8/25/06     9/25/06  374,113,365    5.589        9.260      51    11/25/09   12/25/09  78,460,388     9.260      9.260
  13       9/25/06    10/25/06  359,938,467    5.784        9.260      52    12/25/09    1/25/10  78,460,388     9.260      9.260
  14      10/25/06    11/25/06  346,160,555    5.592        9.260      53     1/25/10    2/25/10  76,844,570     9.260      9.260
  15      11/25/06    12/25/06  332,768,330    5.791        9.260      54     2/25/10    3/25/10  74,564,640     9.260      9.260
  16      12/25/06     1/25/07  319,734,620    5.600        9.260      55     3/25/10    4/25/10  72,356,431     9.260      9.260
  17       1/25/07     2/25/07  307,008,124    5.601        9.260      56     4/25/10    5/25/10  70,217,383     9.260      9.260
  18       2/25/07     3/25/07  294,308,385    6.238        9.260      57     5/25/10    6/25/10  68,135,345     9.260      9.260
  19       3/25/07     4/25/07  273,388,918    5.651        9.260      58     6/25/10    7/25/10  66,118,493     9.260      9.260
  20       4/25/07     5/25/07  253,517,991    7.722        9.260      59     7/25/10    8/25/10  64,164,950     9.260      9.260
  21       5/25/07     6/25/07  234,754,828    7.457        9.260      60     8/25/10    9/25/10  62,272,642     9.260      9.260
  22       6/25/07     7/25/07  217,013,809    7.703        9.260      61     9/25/10   10/25/10  60,439,551     9.260      9.260
  23       7/25/07     8/25/07  200,396,883    7.435        9.260      62    10/25/10   11/25/10  58,663,744     9.260      9.260
  24       8/25/07     9/25/07  189,640,436    7.433        9.260      63    11/25/10   12/25/10  56,943,345     9.260      9.260
  25       9/25/07    10/25/07  179,273,796    7.689        9.260      64    12/25/10    1/25/11  55,276,527     9.260      9.260
  26      10/25/07    11/25/07  169,246,874    8.089        9.260      65     1/25/11    2/25/11  53,661,537     9.260      9.260
  27      11/25/07    12/25/07  159,558,015    8.362        9.260      66     2/25/11    3/25/11  52,096,686     9.260      9.260
  28      12/25/07     1/25/08  150,185,431    8.078        9.260      67     3/25/11    4/25/11  50,580,333     9.232      9.260
  29       1/25/08     2/25/08  141,118,411    8.070        9.260      68     4/25/11    5/25/11  49,110,906     9.260      9.260
  30       2/25/08     3/25/08  132,346,481    8.639        9.260      69     5/25/11    6/25/11  47,686,868     9.191      9.260
  31       3/25/08     4/25/08  123,859,894    8.106        9.260      70     6/25/11    7/25/11  46,306,746     9.260      9.260
  32       4/25/08     5/25/08  115,650,154    9.260        9.260      71     7/25/11    8/25/11  44,969,112     9.150      9.260
  33       5/25/08     6/25/08  107,715,991    8.952        9.260      72     8/25/11    9/25/11  43,672,590     9.129      9.260
  34       6/25/08     7/25/08  100,038,393    9.245        9.260      73     9/25/11   10/25/11  42,415,845     9.260      9.260
  35       7/25/08     8/25/08   92,608,751    8.926        9.260      74    10/25/11   11/25/11  41,197,594     9.088      9.260
  36       8/25/08     9/25/08   85,418,764    8.916        9.260      75    11/25/11   12/25/11  40,016,588     9.260      9.260
  37       9/25/08    10/25/08   78,460,388    9.222        9.260      76    12/25/11    1/25/12  38,871,625     9.046      9.260
  38      10/25/08    11/25/08   78,460,388    9.260        9.260      77     1/25/12    2/25/12  37,761,543     9.026      9.260
  39      11/25/08    12/25/08   78,460,388    9.260        9.260


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

PERIOD         BEGINNING          ENDING      NOTIONAL BALANCE      1ML STRIKE           1ML STRIKE
                ACCRUAL           ACCRUAL            ($)         LOWER COLLAR (%)     UPPER COLLAR (%)
------          -------           -------            ---         ----------------     ----------------
   1            9/28/05          10/25/05        220,500,000           6.062                8.670
   2           10/25/05          11/25/05        220,500,000           5.174                8.670
   3           11/25/05          12/25/05        220,500,000           5.379                8.670
   4           12/25/05           1/25/06        220,500,000           5.182                8.670
   5            1/25/06           2/25/06        220,500,000           5.183                8.670
   6            2/25/06           3/25/06        220,500,000           5.828                8.670
   7            3/25/06           4/25/06        220,500,000           5.186                8.670
   8            4/25/06           5/25/06        220,500,000           5.389                8.670
   9            5/25/06           6/25/06        220,500,000           5.192                8.670
  10            6/25/06           7/25/06        220,500,000           5.397                8.670
  11            7/25/06           8/25/06        220,500,000           5.198                8.670
  12            8/25/06           9/25/06        220,500,000           5.200                8.670
  13            9/25/06          10/25/06        220,500,000           5.404                8.670
  14           10/25/06          11/25/06        220,500,000           5.205                8.670
  15           11/25/06          12/25/06        220,500,000           5.411                8.670
  16           12/25/06           1/25/07        220,500,000           5.213                8.670
  17            1/25/07           2/25/07        220,500,000           5.215                8.670
  18            2/25/07           3/25/07        220,500,000           5.872                8.670
  19            3/25/07           4/25/07        220,500,000           5.270                8.670
  20            4/25/07           5/25/07        220,500,000           7.304                8.670
  21            5/25/07           6/25/07        220,500,000           7.036                8.670
  22            6/25/07           7/25/07        220,500,000           7.291                8.670
  23            7/25/07           8/25/07        220,500,000           7.020                8.670
  24            8/25/07           9/25/07        220,500,000           7.019                8.670
  25            9/25/07          10/25/07        220,500,000           7.281                8.670
  26           10/25/07          11/25/07        220,500,000           7.668                8.670
  27           11/25/07          12/25/07        220,500,000           7.947                8.670
  28           12/25/07           1/25/08        220,500,000           7.658                8.670
  29            1/25/08           2/25/08        220,500,000           7.652                8.670
  30            2/25/08           3/25/08        220,500,000           8.233                8.670
  31            3/25/08           4/25/08        220,500,000           7.697                8.670
  32            4/25/08           5/25/08        220,500,000           8.670                8.670
  33            5/25/08           6/25/08        220,500,000           8.556                8.670
  34            6/25/08           7/25/08        220,500,000           8.670                8.670
  35            7/25/08           8/25/08        220,500,000           8.533                8.670
  36            8/25/08           9/25/08        220,500,000           8.523                8.670


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

      Period    Payment      Avail      Avail   Period   Payment     Avail      Avail   Period   Payment     Avail      Avail
                   Date      Funds      Funds               Date     Funds      Funds               Date     Funds      Funds
                           Cap (%)    Cap (%)                      Cap (%)    Cap (%)                      Cap (%)    Cap (%)
                           (1) (2)    (1) (3)                      (1) (2)    (1) (3)                      (1) (2)    (1) (3)
------------   --------    -------    -------   ------  --------   -------    -------   ------  --------   -------    -------
           1   10/25/05      7.292      7.292       27  12/25/07     8.694     10.000       53   2/25/10     8.682     10.390
           2   11/25/05      6.354     10.000       28   1/25/08     8.410     10.000       54   3/25/10     9.606     11.485
           3   12/25/05      6.566     10.000       29   2/25/08     8.409     10.000       55   4/25/10     8.672     10.364
           4    1/25/06      6.356     10.000       30   3/25/08     8.986     10.000       56   5/25/10     8.956     10.697
           5    2/25/06      6.357     10.000       31   4/25/08     8.469     10.000       57   6/25/10     8.662     10.336
           6    3/25/06      7.040     10.000       32   5/25/08     9.028     10.051       58   7/25/10     8.945     10.663
           7    4/25/06      6.361     10.000       33   6/25/08     8.736     10.000       59   8/25/10     8.651     10.303
           8    5/25/06      6.578     10.000       34   7/25/08     9.022     10.038       60   9/25/10     8.646     10.286
           9    6/25/06      6.369     10.000       35   8/25/08     8.727     10.000       61  10/25/10     8.928     10.612
          10    7/25/06      6.585     10.000       36   9/25/08     8.723     10.000       62  11/25/10     8.635     10.253
          11    8/25/06      6.377     10.000       37  10/25/08     9.010     10.019       63  12/25/10     8.917     10.578
          12    9/25/06      6.380     10.000       38  11/25/08     8.755     10.364       64   1/25/11     8.624     10.220
          13   10/25/06      6.597     10.000       39  12/25/08     9.042     10.697       65   2/25/11     8.618     10.203
          14   11/25/06      6.388     10.000       40   1/25/09     8.745     10.339       66   3/25/11     9.536     11.278
          15   12/25/06      6.605     10.000       41   2/25/09     8.740     10.325       67   4/25/11     8.607     10.170
          16    1/25/07      6.396     10.000       42   3/25/09     9.671     11.417       68   5/25/11     8.889     10.492
          17    2/25/07      6.400     10.000       43   4/25/09     8.734     10.348       69   6/25/11     8.596     10.137
          18    3/25/07      7.090     10.000       44   5/25/09     9.020     10.776       70   7/25/11     8.877     10.457
          19    4/25/07      6.462     10.000       45   6/25/09     8.724     10.416       71   8/25/11     8.585     10.103
          20    5/25/07      8.430     10.000       46   7/25/09     9.009     10.748       72   9/25/11     8.580     10.086
          21    6/25/07      8.158     10.000       47   8/25/09     8.713     10.386       73  10/25/11     8.860     10.405
          22    7/25/07      8.426     10.000       48   9/25/09     8.708     10.371       74  11/25/11     8.569     10.052
          23    8/25/07      8.152     10.000       49  10/25/09     8.993     10.708       75  12/25/11     8.849     10.370
          24    9/25/07      8.152     10.000       50  11/25/09     8.698     10.436       76   1/25/12     8.558     10.018
          25   10/25/07      8.422     10.000       51  12/25/09     8.982     10.769       77   2/25/12         -     10.001
          26   11/25/07      8.415     10.000       52   1/25/10     8.687     10.405


     (1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group 1 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

     (2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.8459%, 4.0580% and 4.1534%, respectively.

     (3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR are 3.8459%, 4.0580% and 4.1534%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

   Period    Payment      Avail      Avail   Period   Payment     Avail      Avail   Period   Payment     Avail      Avail
                Date      Funds      Funds               Date     Funds      Funds               Date     Funds      Funds
                        Cap (%)    Cap (%)                      Cap (%)    Cap (%)                      Cap (%)    Cap (%)
                        (1) (2)    (1) (3)                      (1) (2)    (1) (3)                      (1) (2)    (1) (3)
---------   --------    -------    -------   ------  --------   -------    -------   ------  --------   -------    -------
        1   10/25/05      6.661      6.661       27  12/25/07     8.209      9.500       53   2/25/10     8.027      9.727
        2   11/25/05      5.802      9.500       28   1/25/08     7.938      9.500       54   3/25/10     8.876     10.749
        3   12/25/05      6.003      9.500       29   2/25/08     7.932      9.500       55   4/25/10     8.011      9.693
        4    1/25/06      5.814      9.500       30   3/25/08     8.473      9.500       56   5/25/10     8.275     10.008
        5    2/25/06      5.815      9.500       31   4/25/08     7.962      9.500       57   6/25/10     7.998      9.669
        6    3/25/06      6.439      9.500       32   5/25/08     8.442      9.503       58   7/25/10     8.255      9.971
        7    4/25/06      5.816      9.500       33   6/25/08     8.169      9.500       59   8/25/10     7.979      9.630
        8    5/25/06      6.012      9.500       34   7/25/08     8.433      9.500       60   9/25/10     7.969      9.610
        9    6/25/06      5.820      9.500       35   8/25/08     8.153      9.500       61  10/25/10     8.225      9.910
       10    7/25/06      6.018      9.500       36   9/25/08     8.144      9.500       62  11/25/10     7.950      9.572
       11    8/25/06      5.825      9.500       37  10/25/08     8.410      9.500       63  12/25/10     8.205      9.870
       12    9/25/06      5.826      9.500       38  11/25/08     8.160      9.804       64   1/25/11     7.930      9.531
       13   10/25/06      6.022      9.500       39  12/25/08     8.424     10.116       65   2/25/11     7.920      9.512
       14   11/25/06      5.829      9.500       40   1/25/09     8.143      9.772       66   3/25/11     8.758     10.508
       15   12/25/06      6.025      9.500       41   2/25/09     8.134      9.755       67   4/25/11     7.900      9.500
       16    1/25/07      5.834      9.500       42   3/25/09     8.998     10.785       68   5/25/11     8.153      9.766
       17    2/25/07      5.836      9.500       43   4/25/09     8.118      9.752       69   6/25/11     7.880      9.500
       18    3/25/07      6.472      9.500       44   5/25/09     8.379     10.139       70   7/25/11     8.132      9.723
       19    4/25/07      5.885      9.500       45   6/25/09     8.100      9.797       71   8/25/11     7.860      9.500
       20    5/25/07      7.954      9.500       46   7/25/09     8.360     10.104       72   9/25/11     7.850      9.500
       21    6/25/07      7.687      9.500       47   8/25/09     8.082      9.761       73  10/25/11     8.101      9.661
       22    7/25/07      7.931      9.500       48   9/25/09     8.072      9.742       74  11/25/11     7.829      9.500
       23    8/25/07      7.663      9.500       49  10/25/09     8.332     10.056       75  12/25/11     8.080      9.617
       24    9/25/07      7.660      9.500       50  11/25/09     8.054      9.782       76   1/25/12     7.809      9.500
       25   10/25/07      7.909      9.500       51  12/25/09     8.313     10.090       77   2/25/12         -      9.500
       26   11/25/07      7.951      9.500       52   1/25/10     8.035      9.745


     (1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

     (2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.8459%, 4.0580% and 4.1534%, respectively.

     (3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR are 3.8459%, 4.0580% and 4.1534%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


                      SUBORDINATE AVAILABLE FUNDS CAP TABLE

   Period    Payment      Avail      Avail   Period   Payment     Avail      Avail   Period   Payment     Avail      Avail
                Date      Funds      Funds               Date     Funds      Funds               Date     Funds      Funds
                        Cap (%)    Cap (%)                      Cap (%)    Cap (%)                      Cap (%)    Cap (%)
                        (1) (2)    (1) (3)                      (1) (2)    (1) (3)                      (1) (2)    (1) (3)
---------   --------    -------    -------   ------  --------   -------    -------   ------  --------   -------    -------
        1   10/25/05      6.892      6.892       27  12/25/07     8.386      9.500       53   2/25/10     8.267      9.970
        2   11/25/05      6.004      9.500       28   1/25/08     8.110      9.500       54   3/25/10     9.144     11.019
        3   12/25/05      6.209      9.500       29   2/25/08     8.106      9.500       55   4/25/10     8.253      9.939
        4    1/25/06      6.012      9.500       30   3/25/08     8.660      9.500       56   5/25/10     8.525     10.261
        5    2/25/06      6.013      9.500       31   4/25/08     8.147      9.500       57   6/25/10     8.242      9.914
        6    3/25/06      6.658      9.500       32   5/25/08     8.656      9.703       58   7/25/10     8.508     10.225
        7    4/25/06      6.016      9.500       33   6/25/08     8.376      9.500       59   8/25/10     8.226      9.877
        8    5/25/06      6.219      9.500       34   7/25/08     8.648      9.687       60   9/25/10     8.218      9.858
        9    6/25/06      6.021      9.500       35   8/25/08     8.363      9.500       61  10/25/10     8.483     10.168
       10    7/25/06      6.225      9.500       36   9/25/08     8.356      9.500       62  11/25/10     8.201      9.823
       11    8/25/06      6.026      9.500       37  10/25/08     8.629      9.666       63  12/25/10     8.466     10.130
       12    9/25/06      6.029      9.500       38  11/25/08     8.377     10.008       64   1/25/11     8.185      9.784
       13   10/25/06      6.232      9.500       39  12/25/08     8.650     10.328       65   2/25/11     8.177      9.766
       14   11/25/06      6.033      9.500       40   1/25/09     8.363      9.979       66   3/25/11     9.044     10.791
       15   12/25/06      6.237      9.500       41   2/25/09     8.356      9.964       67   4/25/11     8.160      9.729
       16    1/25/07      6.039      9.500       42   3/25/09     9.244     11.016       68   5/25/11     8.423     10.033
       17    2/25/07      6.042      9.500       43   4/25/09     8.343      9.970       69   6/25/11     8.143      9.690
       18    3/25/07      6.698      9.500       44   5/25/09     8.614     10.372       70   7/25/11     8.406      9.993
       19    4/25/07      6.096      9.500       45   6/25/09     8.328     10.023       71   8/25/11     8.127      9.652
       20    5/25/07      8.128      9.500       46   7/25/09     8.598     10.340       72   9/25/11     8.118      9.633
       21    6/25/07      7.859      9.500       47   8/25/09     8.313      9.990       73  10/25/11     8.380      9.935
       22    7/25/07      8.112      9.500       48   9/25/09     8.305      9.972       74  11/25/11     8.102      9.595
       23    8/25/07      7.841      9.500       49  10/25/09     8.574     10.295       75  12/25/11     8.363      9.895
       24    9/25/07      7.839      9.500       50  11/25/09     8.290     10.022       76   1/25/12     8.085      9.556
       25   10/25/07      8.097      9.500       51  12/25/09     8.558     10.339       77   2/25/12         -      9.537
       26   11/25/07      8.121      9.500       52   1/25/10     8.274      9.987       78  3/25/12


     (1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

     (2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.8459%, 4.0580% and 4.1534%, respectively.

     (3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR are 3.8459%, 4.0580% and 4.1534%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%                 80%               100%               150%              200%
                       PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                          TO CALL            TO CALL            TO CALL           TO CALL            TO CALL
                          -------            -------            -------           -------            -------
                        DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
                        -----------        -----------        -----------       -----------        -----------
CLASS A-2A
         100.00000%        11.0               11.0               11.0               11.0              11.0

          WAL (YRS)        14.67               1.20               1.00              0.70               0.53
   PRINCIPAL WINDOW    Oct05 - Dec27      Oct05 - Jan08      Oct05 - Jul07     Oct05 - Feb07      Oct05 - Sep06
CLASS A-2B
         100.00000%        24.0               24.0               24.0               24.0              24.0

          WAL (YRS)        25.66               4.23               2.98              1.68               1.31
   PRINCIPAL WINDOW    Dec27 - Mar34     ~Jan08 - Jun13     ~Jul07 - Sep11     Feb07 - Oct07      Sep06 - Apr07
CLASS A-2C
         100.00000%        38.0               38.0               38.0               38.0              38.0

          WAL (YRS)        28.49               8.13               6.31              2.28               1.62
   PRINCIPAL WINDOW    Mar34 - Mar34      Jun13 - Nov13      Sep11 - Jan12     Oct07 - Mar08      Apr07 - May07
CLASS M-1
         100.00000%        45.0               45.0               45.0               45.0              45.0

          WAL (YRS)        26.31               5.39               4.78              2.72               1.76
   PRINCIPAL WINDOW    Feb28 - Mar34      Jan09 - Nov13      Jul09 - Jan12     Mar08 - Aug08      May07 - Jul07
CLASS M-2
         100.00000%        50.0               50.0               50.0               50.0              50.0

          WAL (YRS)        26.31               5.36               4.56              3.67               1.98
   PRINCIPAL WINDOW    Feb28 - Mar34      Dec08 - Nov13      Mar09 - Jan12     ~Aug08 - Jul09     Jul07 - Nov07
CLASS M-3
         100.00000%        65.0               65.0               65.0               65.0              65.0

          WAL (YRS)        26.31               5.34               4.45              3.83               2.35
   PRINCIPAL WINDOW    Feb28 - Mar34      Nov08 - Nov13      Jan09 - Jan12     Jul09 - Jul09      Nov07 - Feb08
CLASS M-4
         100.00000%        70.0               70.0               70.0               70.0              70.0

          WAL (YRS)        26.31               5.34               4.41              3.83               2.41
   PRINCIPAL WINDOW    Feb28 - Mar34      Nov08 - Nov13      Jan09 - Jan12     Jul09 - Jul09      Feb08 - Feb08


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


                         DISCOUNT MARGIN TABLE (TO CALL)


                            0%                 80%               100%               150%              200%
                       PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                          TO CALL            TO CALL            TO CALL           TO CALL            TO CALL
                          -------            -------            -------           -------            -------
                        DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
                        -----------        -----------        -----------       -----------        -----------
CLASS M-5
         100.00000%        75.0               75.0               75.0               75.0              75.0

          WAL (YRS)        26.31               5.33               4.38              3.75               2.41
   PRINCIPAL WINDOW    Feb28 - Mar34      Oct08 - Nov13      Dec08 - Jan12     Apr09 - Jul09      Feb08 - Feb08
CLASS M-6
         100.00000%        125.0              125.0              125.0             125.0              125.0

          WAL (YRS)        26.31               5.32               4.36              3.59               2.41
   PRINCIPAL WINDOW    Feb28 - Mar34      Oct08 - Nov13      Nov08 - Jan12     Feb09 - Jul09      Feb08 - Feb08
CLASS M-7
         100.00000%        135.0              135.0              135.0             135.0              135.0

          WAL (YRS)        26.31               5.32               4.35              3.50               2.41
   PRINCIPAL WINDOW    Feb28 - Mar34      Oct08 - Nov13      Nov08 - Jan12     Feb09 - Jul09      Feb08 - Feb08
CLASS B-1
         100.00000%        225.0              225.0              225.0             225.0              225.0

          WAL (YRS)        26.31               5.32               4.34              3.42               2.41
   PRINCIPAL WINDOW    Feb28 - Mar34      Oct08 - Nov13      Oct08 - Jan12     Dec08 - Jul09      Feb08 - Feb08
CLASS B-2
          91.85121%        424.8              549.8              585.0             635.6              732.5

          WAL (YRS)        26.28               5.23               4.26              3.34               2.41
   PRINCIPAL WINDOW    Feb28 - Mar34      Oct08 - Nov13      Oct08 - Jan12     Nov08 - Jul09      Feb08 - Feb08
CLASS B-3
          86.46242%        480.6              711.1              775.0             863.2             1006.5

          WAL (YRS)        26.12               4.89               3.98              3.17               2.41
   PRINCIPAL WINDOW    Feb28 - Dec33      Oct08 - Jan13      Oct08 - Jun11     Oct08 - Feb09      Feb08 - Feb08
CLASS B-4
          84.34676%        506.0              861.7              931.8             967.8             1119.2

          WAL (YRS)        24.98               3.85               3.30              3.08               2.41
   PRINCIPAL WINDOW    Feb28 - Nov32      Oct08 - Mar11      Oct08 - Jan10     Oct08 - Oct08      Feb08 - Feb08


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


                       DISCOUNT MARGIN TABLE (TO MATURITY)


                            0%              80%              100%             150%              200%
                      PRICING SPEED    PRICING SPEED    PRICING SPEED     PRICING SPEED    PRICING SPEED
                       TO MATURITY      TO MATURITY      TO MATURITY       TO MATURITY      TO MATURITY
                       -----------      -----------      -----------       -----------      -----------
                       DISC MARGIN      DISC MARGIN      DISC MARGIN       DISC MARGIN      DISC MARGIN
                       -----------      -----------      -----------       -----------      -----------
CLASS A-2A
          100.00000%       11.0            11.0              11.0             11.0              11.0

           WAL (YRS)       14.67            1.20             1.00              0.70             0.53
    PRINCIPAL WINDOW  Oct05 - Dec27    Oct05 - Jan08    Oct05 - Jul07     Oct05 - Feb07    Oct05 - Sep06
CLASS A-2B
          100.00000%       24.0            24.0              24.0             24.0              24.0

           WAL (YRS)       25.66            4.23             2.98              1.68             1.31
    PRINCIPAL WINDOW  Dec27 - Mar34   ~Jan08 - Jun13    ~Jul07 - Sep11    Feb07 - Oct07    Sep06 - Apr07
CLASS A-2C
          100.00000%       38.4            46.0              47.0             38.0              38.0

           WAL (YRS)       29.11           11.05             8.82              2.28             1.62
    PRINCIPAL WINDOW  Mar34 - Apr35    Jun13 - Nov23    Sep11 - May20     Oct07 - Mar08    Apr07 - May07
CLASS M-1
          100.00000%       45.0            46.7              46.8             45.0              45.0

           WAL (YRS)       26.42            6.01             5.31              2.72             1.76
    PRINCIPAL WINDOW  Feb28 - Mar35    Jan09 - Nov20    Jul09 - Oct18     Mar08 - Aug08    May07 - Jul07
CLASS M-2
          100.00000%       50.1            51.9              52.0             59.1              50.0

           WAL (YRS)       26.42            5.96             5.07              6.14             1.98
    PRINCIPAL WINDOW  Feb28 - Mar35    Dec08 - Apr20    Mar09 - Dec17    ~Aug08 - Jan16    Jul07 - Nov07
CLASS M-3
          100.00000%       65.1            67.3              67.4             70.5              65.7

           WAL (YRS)       26.42            5.90             4.91              4.69             2.41
    PRINCIPAL WINDOW  Feb28 - Feb35    Nov08 - Sep19    Jan09 - Nov16     Oct09 - Sep12    Nov07 - May08
CLASS M-4
          100.00000%       70.1            72.2              72.4             72.8              73.8

           WAL (YRS)       26.41            5.84             4.83              4.20             2.73
    PRINCIPAL WINDOW  Feb28 - Jan35    Nov08 - May18    Jan09 - Sep15     Aug09 - Dec11    May08 - Jul08


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


                       DISCOUNT MARGIN TABLE (TO MATURITY)


                           0%               80%              100%             150%              200%
                     PRICING SPEED     PRICING SPEED    PRICING SPEED     PRICING SPEED    PRICING SPEED
                      TO MATURITY       TO MATURITY      TO MATURITY       TO MATURITY      TO MATURITY
                      -----------       -----------      -----------       -----------      -----------
                      DISC MARGIN       DISC MARGIN      DISC MARGIN       DISC MARGIN      DISC MARGIN
                      -----------       -----------      -----------       -----------      -----------
CLASS M-5
        100.00000%        75.1             77.2              77.3             77.0              90.0

         WAL (YRS)        26.41             5.78             4.75              3.99             4.25
  PRINCIPAL WINDOW   Feb28 - Dec34     Oct08 - Dec17    Dec08 - May15     Apr09 - Sep11    ~Jul08 - Dec12
CLASS M-6
        100.00000%       125.1             127.9            128.2             127.8            155.3

         WAL (YRS)        26.40             5.69             4.66              3.78             5.02
  PRINCIPAL WINDOW   Feb28 - Nov34     Oct08 - Nov16    Nov08 - Jun14     Feb09 - Feb11    Mar10 - May11
CLASS M-7
        100.00000%       135.1             137.5            137.7             137.4            162.8

         WAL (YRS)        26.38             5.60             4.58              3.65             4.31
  PRINCIPAL WINDOW   Feb28 - Sep34     Oct08 - Dec15    Nov08 - Oct13     Feb09 - Aug10    Oct09 - Mar10
CLASS B-1
        100.00000%       225.1             227.0            227.3             227.1            263.4

         WAL (YRS)        26.35             5.46             4.46              3.50             3.83
  PRINCIPAL WINDOW   Feb28 - Aug34     Oct08 - May15    Oct08 - Apr13     Dec08 - Apr10    Apr09 - Oct09
CLASS B-2
         91.85121%       424.8             549.8            585.0             635.6            659.1

         WAL (YRS)        26.28             5.23             4.26              3.34             3.50
  PRINCIPAL WINDOW   Feb28 - Mar34     Oct08 - Nov13    Oct08 - Jan12     Nov08 - Jul09    Feb09 - Apr09
CLASS B-3
         86.46242%       480.6             711.1            775.0             863.2            875.6

         WAL (YRS)        26.12             4.89             3.98              3.17             3.31
  PRINCIPAL WINDOW   Feb28 - Dec33     Oct08 - Jan13    Oct08 - Jun11     Oct08 - Feb09    Nov08 - Feb09
CLASS B-4
         84.34676%       506.0             861.7            931.8             967.8            988.5

         WAL (YRS)        24.98             3.85             3.30              3.08             3.11
  PRINCIPAL WINDOW   Feb28 - Nov32     Oct08 - Mar11    Oct08 - Jan10     Oct08 - Oct08    Oct08 - Nov08


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


TO MATURITY

       PERCENTAGE OF CLASS A-2A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING     200% PRICING
                                  ----------     -----------      ------------     ------------     ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
Initial Percentage                    100            100              100               100              100
25-Sep-06                              98             58               48                23               0
25-Sep-07                              96             11               0                 0                0
25-Sep-08                              95             0                0                 0                0
25-Sep-09                              94             0                0                 0                0
25-Sep-10                              93             0                0                 0                0
25-Sep-11                              91             0                0                 0                0
25-Sep-12                              88             0                0                 0                0
25-Sep-13                              86             0                0                 0                0
25-Sep-14                              83             0                0                 0                0
25-Sep-15                              80             0                0                 0                0
25-Sep-16                              76             0                0                 0                0
25-Sep-17                              72             0                0                 0                0
25-Sep-18                              68             0                0                 0                0
25-Sep-19                              64             0                0                 0                0
25-Sep-20                              51             0                0                 0                0
25-Sep-21                              46             0                0                 0                0
25-Sep-22                              40             0                0                 0                0
25-Sep-23                              34             0                0                 0                0
25-Sep-24                              27             0                0                 0                0
25-Sep-25                              19             0                0                 0                0
25-Sep-26                              11             0                0                 0                0
25-Sep-27                              2              0                0                 0                0
25-Sep-28                              0              0                0                 0                0
25-Sep-29                              0              0                0                 0                0
25-Sep-30                              0              0                0                 0                0
25-Sep-31                              0              0                0                 0                0
25-Sep-32                              0              0                0                 0                0
25-Sep-33                              0              0                0                 0                0
25-Sep-34                              0              0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               14.67           1.20             1.00              0.70             0.53


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


TO MATURITY

       PERCENTAGE OF CLASS A-2B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING       100% PRICING     150% PRICING    200% PRICING
                                  ----------     -----------       ------------     ------------    ------------
Date                                 SPEED          SPEED             SPEED            SPEED            SPEED
----                                 -----          -----             -----            -----            -----
Initial Percentage                    100            100              100               100              100
25-Sep-06                             100            100              100               100               95
25-Sep-07                             100            100               85                3                0
25-Sep-08                             100             61               22                0                0
25-Sep-09                             100             49               22                0                0
25-Sep-10                             100             30               11                0                0
25-Sep-11                             100             16               0                 0                0
25-Sep-12                             100             6                0                 0                0
25-Sep-13                             100             0                0                 0                0
25-Sep-14                             100             0                0                 0                0
25-Sep-15                             100             0                0                 0                0
25-Sep-16                             100             0                0                 0                0
25-Sep-17                             100             0                0                 0                0
25-Sep-18                             100             0                0                 0                0
25-Sep-19                             100             0                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              89             0                0                 0                0
25-Sep-29                              77             0                0                 0                0
25-Sep-30                              62             0                0                 0                0
25-Sep-31                              46             0                0                 0                0
25-Sep-32                              29             0                0                 0                0
25-Sep-33                              10             0                0                 0                0
25-Sep-34                              0              0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               25.66           4.23             2.98              1.68             1.31


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


TO MATURITY

       PERCENTAGE OF CLASS A-2C CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING      100% PRICING      150% PRICING     200% PRICING
                                  ----------     -----------      ------------      ------------     ------------
Date                                 SPEED          SPEED            SPEED             SPEED             SPEED
----                                 -----          -----            -----             -----             -----
Initial Percentage                    100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100               0
25-Sep-08                             100            100              100                0                0
25-Sep-09                             100            100              100                0                0
25-Sep-10                             100            100              100                0                0
25-Sep-11                             100            100              100                0                0
25-Sep-12                             100            100               71                0                0
25-Sep-13                             100             92               50                0                0
25-Sep-14                             100             70               36                0                0
25-Sep-15                             100             53               26                0                0
25-Sep-16                             100             41               19                0                0
25-Sep-17                             100             31               14                0                0
25-Sep-18                             100             24               10                0                0
25-Sep-19                             100             18               6                 0                0
25-Sep-20                             100             12               0                 0                0
25-Sep-21                             100             7                0                 0                0
25-Sep-22                             100             3                0                 0                0
25-Sep-23                             100             *                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                             100             0                0                 0                0
25-Sep-29                             100             0                0                 0                0
25-Sep-30                             100             0                0                 0                0
25-Sep-31                             100             0                0                 0                0
25-Sep-32                             100             0                0                 0                0
25-Sep-33                             100             0                0                 0                0
25-Sep-34                              58             0                0                 0                0
25-Sep-35                              0              0                0                 0                0

Average Life (years)                 29.11          11.05             8.82              2.28             1.62


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING    200% PRICING
                                  ----------     -----------      ------------     ------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED           SPEED
----                                 -----          -----            -----             -----           -----
Initial Percentage                    100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100               0
25-Sep-08                             100            100              100                0                0
25-Sep-09                             100             64               77                0                0
25-Sep-10                             100             48               32                0                0
25-Sep-11                             100             36               22                0                0
25-Sep-12                             100             27               16                0                0
25-Sep-13                             100             21               11                0                0
25-Sep-14                             100             16               8                 0                0
25-Sep-15                             100             12               6                 0                0
25-Sep-16                             100             9                4                 0                0
25-Sep-17                             100             7                3                 0                0
25-Sep-18                             100             5                *                 0                0
25-Sep-19                             100             4                0                 0                0
25-Sep-20                             100             *                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              94             0                0                 0                0
25-Sep-29                              83             0                0                 0                0
25-Sep-30                              71             0                0                 0                0
25-Sep-31                              58             0                0                 0                0
25-Sep-32                              44             0                0                 0                0
25-Sep-33                              28             0                0                 0                0
25-Sep-34                              11             0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               26.42           6.01             5.31              2.72             1.76


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  ----------     -----------     ------------      ------------     ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
Initial Percentage                    100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100               35
25-Sep-08                             100            100              100                82               0
25-Sep-09                             100             64               46                82               0
25-Sep-10                             100             48               32                82               0
25-Sep-11                             100             36               22                52               0
25-Sep-12                             100             27               16                32               0
25-Sep-13                             100             21               11                17               0
25-Sep-14                             100             16               8                 7                0
25-Sep-15                             100             12               6                 1                0
25-Sep-16                             100             9                4                 0                0
25-Sep-17                             100             7                1                 0                0
25-Sep-18                             100             5                0                 0                0
25-Sep-19                             100             4                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              94             0                0                 0                0
25-Sep-29                              83             0                0                 0                0
25-Sep-30                              71             0                0                 0                0
25-Sep-31                              58             0                0                 0                0
25-Sep-32                              44             0                0                 0                0
25-Sep-33                              28             0                0                 0                0
25-Sep-34                              11             0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               26.42           5.96             5.07              6.14             1.98


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING      200% PRICING
                                  ----------     -----------      ------------     ------------      ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
Initial Percentage                    100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100              100
25-Sep-08                             100            100              100               100               0
25-Sep-09                             100             64               46               100               0
25-Sep-10                             100             48               32                16               0
25-Sep-11                             100             36               22                6                0
25-Sep-12                             100             27               16                0                0
25-Sep-13                             100             21               11                0                0
25-Sep-14                             100             16               8                 0                0
25-Sep-15                             100             12               6                 0                0
25-Sep-16                             100             9                *                 0                0
25-Sep-17                             100             7                0                 0                0
25-Sep-18                             100             4                0                 0                0
25-Sep-19                             100             0                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              94             0                0                 0                0
25-Sep-29                              83             0                0                 0                0
25-Sep-30                              71             0                0                 0                0
25-Sep-31                              58             0                0                 0                0
25-Sep-32                              44             0                0                 0                0
25-Sep-33                              28             0                0                 0                0
25-Sep-34                              11             0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               26.42           5.90             4.91              4.69             2.41




--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------



TO MATURITY

        PERCENTAGE OF CLASS M-4 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING      200% PRICING
                                  ----------     -----------      ------------     ------------      ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
Initial Percentage                    100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100              100
25-Sep-08                             100            100              100               100               0
25-Sep-09                             100             64               46                23               0
25-Sep-10                             100             48               32                11               0
25-Sep-11                             100             36               22                5                0
25-Sep-12                             100             27               16                0                0
25-Sep-13                             100             21               11                0                0
25-Sep-14                             100             16               8                 0                0
25-Sep-15                             100             12               0                 0                0
25-Sep-16                             100             9                0                 0                0
25-Sep-17                             100             7                0                 0                0
25-Sep-18                             100             0                0                 0                0
25-Sep-19                             100             0                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              94             0                0                 0                0
25-Sep-29                              83             0                0                 0                0
25-Sep-30                              71             0                0                 0                0
25-Sep-31                              58             0                0                 0                0
25-Sep-32                              44             0                0                 0                0
25-Sep-33                              28             0                0                 0                0
25-Sep-34                              11             0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               26.41           5.84             4.83              4.20             2.73


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-5 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING      200% PRICING
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
--------------------              ----------     -----------      ------------     ------------      ------------
  Initial Percentage                  100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100              100
25-Sep-08                             100            100              100               100               39
25-Sep-09                             100             64               46                18               39
25-Sep-10                             100             48               32                11               39
25-Sep-11                             100             36               22                0                26
25-Sep-12                             100             27               16                0                4
25-Sep-13                             100             21               11                0                0
25-Sep-14                             100             16               6                 0                0
25-Sep-15                             100             12               0                 0                0
25-Sep-16                             100             9                0                 0                0
25-Sep-17                             100             1                0                 0                0
25-Sep-18                             100             0                0                 0                0
25-Sep-19                             100             0                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              94             0                0                 0                0
25-Sep-29                              83             0                0                 0                0
25-Sep-30                              71             0                0                 0                0
25-Sep-31                              58             0                0                 0                0
25-Sep-32                              44             0                0                 0                0
25-Sep-33                              28             0                0                 0                0
25-Sep-34                              11             0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               26.41           5.78             4.75              3.99             4.25


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-6 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING      200% PRICING
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
--------------------              ----------     -----------      ------------     ------------      ------------
  Initial Percentage                  100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100              100
25-Sep-08                             100            100              100               100              100
25-Sep-09                             100             64               46                18              100
25-Sep-10                             100             48               32                8                46
25-Sep-11                             100             36               22                0                0
25-Sep-12                             100             27               16                0                0
25-Sep-13                             100             21               11                0                0
25-Sep-14                             100             16               0                 0                0
25-Sep-15                             100             12               0                 0                0
25-Sep-16                             100             1                0                 0                0
25-Sep-17                             100             0                0                 0                0
25-Sep-18                             100             0                0                 0                0
25-Sep-19                             100             0                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              94             0                0                 0                0
25-Sep-29                              83             0                0                 0                0
25-Sep-30                              71             0                0                 0                0
25-Sep-31                              58             0                0                 0                0
25-Sep-32                              44             0                0                 0                0
25-Sep-33                              28             0                0                 0                0
25-Sep-34                              10             0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               26.40           5.69             4.66              3.78             5.02


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-7 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING      200% PRICING
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
--------------------              ----------     -----------      ------------     ------------      ------------
  Initial Percentage                  100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100              100
25-Sep-08                             100            100              100               100              100
25-Sep-09                             100             64               46                18              100
25-Sep-10                             100             48               32                0                0
25-Sep-11                             100             36               22                0                0
25-Sep-12                             100             27               16                0                0
25-Sep-13                             100             21               1                 0                0
25-Sep-14                             100             16               0                 0                0
25-Sep-15                             100             5                0                 0                0
25-Sep-16                             100             0                0                 0                0
25-Sep-17                             100             0                0                 0                0
25-Sep-18                             100             0                0                 0                0
25-Sep-19                             100             0                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              94             0                0                 0                0
25-Sep-29                              83             0                0                 0                0
25-Sep-30                              71             0                0                 0                0
25-Sep-31                              58             0                0                 0                0
25-Sep-32                              44             0                0                 0                0
25-Sep-33                              28             0                0                 0                0
25-Sep-34                              0              0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               26.38           5.60             4.58              3.65             4.31


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING      200% PRICING
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
--------------------              ----------     -----------      ------------     ------------      ------------
  Initial Percentage                  100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100              100
25-Sep-08                             100            100              100               100              100
25-Sep-09                             100             64               46                14               12
25-Sep-10                             100             48               32                0                0
25-Sep-11                             100             36               22                0                0
25-Sep-12                             100             27               8                 0                0
25-Sep-13                             100             21               0                 0                0
25-Sep-14                             100             7                0                 0                0
25-Sep-15                             100             0                0                 0                0
25-Sep-16                             100             0                0                 0                0
25-Sep-17                             100             0                0                 0                0
25-Sep-18                             100             0                0                 0                0
25-Sep-19                             100             0                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              94             0                0                 0                0
25-Sep-29                              83             0                0                 0                0
25-Sep-30                              71             0                0                 0                0
25-Sep-31                              58             0                0                 0                0
25-Sep-32                              44             0                0                 0                0
25-Sep-33                              28             0                0                 0                0
25-Sep-34                              0              0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               26.35           5.46             4.46              3.50             3.83


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------
TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING      200% PRICING
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
--------------------              ----------     -----------      ------------     ------------      ------------
  Initial Percentage                  100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100              100
25-Sep-08                             100            100              100               100              100
25-Sep-09                             100             64               46                0                0
25-Sep-10                             100             48               32                0                0
25-Sep-11                             100             36               12                0                0
25-Sep-12                             100             27               0                 0                0
25-Sep-13                             100             3                0                 0                0
25-Sep-14                             100             0                0                 0                0
25-Sep-15                             100             0                0                 0                0
25-Sep-16                             100             0                0                 0                0
25-Sep-17                             100             0                0                 0                0
25-Sep-18                             100             0                0                 0                0
25-Sep-19                             100             0                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              94             0                0                 0                0
25-Sep-29                              83             0                0                 0                0
25-Sep-30                              71             0                0                 0                0
25-Sep-31                              58             0                0                 0                0
25-Sep-32                              44             0                0                 0                0
25-Sep-33                              28             0                0                 0                0
25-Sep-34                              0              0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               26.28           5.23             4.26              3.34             3.50


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING      200% PRICING
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
--------------------              ----------     -----------      ------------     ------------      ------------
  Initial Percentage                  100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100              100
25-Sep-08                             100            100              100               100              100
25-Sep-09                             100             64               46                0                0
25-Sep-10                             100             48               17                0                0
25-Sep-11                             100             27               0                 0                0
25-Sep-12                             100             5                0                 0                0
25-Sep-13                             100             0                0                 0                0
25-Sep-14                             100             0                0                 0                0
25-Sep-15                             100             0                0                 0                0
25-Sep-16                             100             0                0                 0                0
25-Sep-17                             100             0                0                 0                0
25-Sep-18                             100             0                0                 0                0
25-Sep-19                             100             0                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              94             0                0                 0                0
25-Sep-29                              83             0                0                 0                0
25-Sep-30                              71             0                0                 0                0
25-Sep-31                              58             0                0                 0                0
25-Sep-32                              44             0                0                 0                0
25-Sep-33                              8              0                0                 0                0
25-Sep-34                              0              0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               26.12           4.89             3.98              3.17             3.31


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-4 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                                  0% PRICING     80% PRICING      100% PRICING     150% PRICING      200% PRICING
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
--------------------              ----------     -----------      ------------     ------------      ------------
  Initial Percentage                  100            100              100               100              100
25-Sep-06                             100            100              100               100              100
25-Sep-07                             100            100              100               100              100
25-Sep-08                             100            100              100               100              100
25-Sep-09                             100             38               7                 0                0
25-Sep-10                             100             10               0                 0                0
25-Sep-11                             100             0                0                 0                0
25-Sep-12                             100             0                0                 0                0
25-Sep-13                             100             0                0                 0                0
25-Sep-14                             100             0                0                 0                0
25-Sep-15                             100             0                0                 0                0
25-Sep-16                             100             0                0                 0                0
25-Sep-17                             100             0                0                 0                0
25-Sep-18                             100             0                0                 0                0
25-Sep-19                             100             0                0                 0                0
25-Sep-20                             100             0                0                 0                0
25-Sep-21                             100             0                0                 0                0
25-Sep-22                             100             0                0                 0                0
25-Sep-23                             100             0                0                 0                0
25-Sep-24                             100             0                0                 0                0
25-Sep-25                             100             0                0                 0                0
25-Sep-26                             100             0                0                 0                0
25-Sep-27                             100             0                0                 0                0
25-Sep-28                              89             0                0                 0                0
25-Sep-29                              71             0                0                 0                0
25-Sep-30                              51             0                0                 0                0
25-Sep-31                              29             0                0                 0                0
25-Sep-32                              4              0                0                 0                0
25-Sep-33                              0              0                0                 0                0
25-Sep-34                              0              0                0                 0                0
25-Sep-35                              0              0                0                 0                0

  Average Life (years)               24.98           3.85             3.30              3.08             3.11


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss before the referenced Class first incurs a writedown. Calculations are run to maturity at both static (1ML =3.8459%, 6ML = 4.0580% and 1YR=4.1534%) and forward LIBOR (shown in the graph below), and at varying loss severity percentages. Other assumptions include: (1) prepayment speed is 100% PPC, (2) 0 month lag from default to loss, and (3) triggers fail (i.e., no stepdown):


                                                   STATIC LIBOR                                  FORWARD LIBOR
                                    -----------------------------------------        -------------------------------------
                                    25% LOSS         35% LOSS        45% LOSS        25% LOSS      35% LOSS       45% LOSS
                                    SEVERITY         SEVERITY        SEVERITY        SEVERITY      SEVERITY       SEVERITY
                                    --------         --------        --------        --------      --------       --------
CLASS M-1       CDR Break             57.1%            34.6%           24.8%           56.2%         33.9%          24.3%
                Cum Loss              18.24%           19.64%          20.58%          18.10%        19.41%         20.30%
                                    --------         --------        --------        --------      --------       --------
CLASS M-2       CDR Break             37.3%            24.4%           18.1%           36.4%         23.8%          17.6%
                Cum Loss              14.64%           15.83%          16.60%          14.44%        15.58%         16.27%
                                    --------         --------        --------        --------      --------       --------
CLASS M-3       CDR Break             26.6%            18.2%           13.8%           25.7%         17.5%          13.3%
                Cum Loss              11.96%           12.96%          13.58%          11.70%        12.60%         13.20%
                                    --------         --------        --------        --------      --------       --------
CLASS M-4       CDR Break             24.3%            16.8%           12.8%           23.4%         16.2%          12.3%
                Cum Loss              11.28%           12.23%          12.82%          11.00%        11.91%         12.43%
                                    --------         --------        --------        --------      --------       --------
CLASS M-5       CDR Break             20.0%            14.1%           10.9%           19.2%         13.5%          10.4%
                Cum Loss               9.89%           10.74%          11.29%           9.61%        10.39%         10.87%
                                    --------         --------        --------        --------      --------       --------
CLASS M-6       CDR Break             17.5%            12.4%            9.7%           16.6%         11.8%           9.1%
                Cum Loss               9.00%            9.73%          10.27%           8.66%         9.35%          9.75%
                                    --------         --------        --------        --------      --------       --------
CLASS M-7       CDR Break             16.0%            11.5%            8.9%           15.2%         10.8%           8.4%
                Cum Loss               8.43%            9.17%           9.57%           8.12%         8.72%          9.12%
                                    --------         --------        --------        --------      --------       --------
CLASS B-1       CDR Break             13.4%             9.8%            7.7%           12.6%          9.1%           7.2%
                Cum Loss               7.38%            8.06%           8.47%           7.03%         7.58%          8.00%
                                    --------         --------        --------        --------      --------       --------
CLASS B-2       CDR Break             12.7%             9.3%            7.3%           11.9%          8.7%           6.9%
                Cum Loss               7.08%            7.72%           8.09%           6.73%         7.30%          7.71%
                                    --------         --------        --------        --------      --------       --------
CLASS B-3       CDR Break             11.4%             8.4%            6.6%           10.7%          7.8%           6.2%
                Cum Loss               6.50%            7.09%           7.42%           6.18%         6.66%          7.03%
                                    --------         --------        --------        --------      --------       --------
CLASS B-4       CDR Break             10.2%             7.5%            6.0%            9.6%          7.0%           5.5%
                Cum Loss               5.95%            6.44%           6.83%           5.66%         6.07%          6.32%
                                    --------         --------        --------        --------      --------       --------


                                  (LINE CHART)
                             [PLOT POINTS TO COME]


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3
--------------------------------------------------------------------------------


                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML =3.8459%, 6ML = 4.0580% and 1YR=4.1534%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus
(b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

                      EXCESS SPREAD IN BPS       EXCESS SPREAD IN BPS
PERIOD                   (STATIC LIBOR)            (FORWARD LIBOR)
-------               --------------------       --------------------
Avg yr1                       201                        178
Avg yr2                       270                        258
Avg yr3                       400                        377
Avg yr4                       426                        396
Avg yr5                       430                        401

                                                                           EXCESS
           EXCESS                                  EXCESS SPREAD          SPREAD IN                                EXCESS SPREAD
        SPREAD IN BPS  1 MONTH  6 MONTH  12 MONTH     IN BPS                 BPS     1 MONTH   6 MONTH   12 MONTH    IN BPS
           (STATIC     FORWARD  FORWARD  FORWARD     (FORWARD              (STATIC   FORWARD   FORWARD   FORWARD    (FORWARD
PERIOD     LIBOR)       LIBOR    LIBOR    LIBOR       LIBOR)      PERIOD    LIBOR)    LIBOR     LIBOR     LIBOR      LIBOR)
------  -------------  -------  -------  --------  -------------  ------  ---------  --------  --------  --------  -------------
 1          242        3.8459%  4.0580%  4.1534%       242         40       417       4.3117%   4.3742%   4.4261%      389
 2          189        3.9519%  4.1068%  4.1667%       178         41       418       4.3205%   4.3832%   4.4281%      389
 3          204        4.0182%  4.1386%  4.1696%       187         42       463       4.3289%   4.3918%   4.4294%      438
 4          191        4.0755%  4.1600%  4.1660%       168         43       419       4.3395%   4.3935%   4.4309%      388
 5          191        4.1368%  4.1729%  4.1562%       162         44       434       4.3479%   4.3898%   4.4319%      406
 6          231        4.1314%  4.1765%  4.1416%       205         45       420       4.3570%   4.3860%   4.4321%      389
 7          190        4.1225%  4.1622%  4.1268%       163         46       435       4.3655%   4.3808%   4.4327%      404
 8          203        4.1349%  4.1402%  4.1115%       175         47       420       4.3751%   4.3758%   4.4326%      387
 9          190        4.1464%  4.1140%  4.0936%       160         48       420       4.3306%   4.3679%   4.4321%      392
 10         203        4.1476%  4.0860%  4.0750%       174         49       435       4.3174%   4.3707%   4.4371%      409
 11         189        4.1622%  4.0540%  4.0544%       158         50       421       4.3238%   4.3765%   4.4443%      392
 12         189        4.0445%  4.0216%  4.0339%       169         51       436       4.3289%   4.3811%   4.4520%      408
 13         202        3.9925%  4.0055%  4.0338%       188         52       421       4.3345%   4.3872%   4.4588%      391
 14         188        3.9842%  3.9973%  4.0443%       174         53       422       4.3389%   4.3921%   4.4669%      391
 15         201        3.9761%  3.9892%  4.0552%       189         54       466       4.3437%   4.3967%   4.4734%      439
 16         187        3.9682%  3.9813%  4.0686%       175         55       422       4.3499%   4.4056%   4.4797%      390
 17         187        3.9600%  3.9731%  4.0812%       176         56       437       4.3543%   4.4141%   4.4868%      409
 18         228        3.9519%  3.9650%  4.0958%       218         57       422       4.3597%   4.4234%   4.4944%      392
 19         190        3.9447%  3.9815%  4.1126%       181         58       437       4.3643%   4.4318%   4.5005%      407
 20         384        3.9362%  4.0101%  4.1296%       375         59       423       4.3696%   4.4416%   4.5071%      391
 21         367        3.9288%  4.0392%  4.1470%       358         60       423       4.3913%   4.4493%   4.5141%      388
 22         379        3.9208%  4.0724%  4.1674%       372         61       438       4.4019%   4.4547%   4.5225%      404
 23         362        3.9128%  4.1068%  4.1880%       355         62       423       4.4071%   4.4597%   4.5323%      389
 24         361        4.0482%  4.1430%  4.2096%       340         63       438       4.4116%   4.4648%   4.5405%      406
 25         375        4.1053%  4.1571%  4.2265%       349         64       424       4.4173%   4.4689%   4.5493%      389
 26         389        4.1120%  4.1639%  4.2414%       368         65       424       4.4205%   4.4726%   4.5589%      388
 27         402        4.1190%  4.1700%  4.2567%       381         66       468       4.4246%   4.4775%   4.5671%      438
 28         386        4.1253%  4.1765%  4.2740%       363         67       424       4.4298%   4.4887%   4.5760%      388
 29         384        4.1312%  4.1822%  4.2894%       361         68       439       4.4344%   4.5022%   4.5853%      406
 30         413        4.1374%  4.1883%  4.3050%       391         69       425       4.4381%   4.5147%   4.5942%      390
 31         387        4.1432%  4.2069%  4.3226%       362         70       440       4.4419%   4.5270%   4.6025%      406
 32         425        4.1488%  4.2294%  4.3388%       405         71       426       4.4461%   4.5407%   4.6115%      390
 33         409        4.1552%  4.2532%  4.3558%       387         72       426       4.4878%   4.5535%   4.6199%      386
 34         422        4.1605%  4.2794%  4.3743%       401         73       442       4.5059%   4.5596%   4.6282%      401
 35         405        4.1661%  4.3043%  4.3912%       382         74       428       4.5101%   4.5642%   4.6377%      388
 36         403        4.2402%  4.3300%  4.4105%       372         75       443       4.5143%   4.5683%   4.6458%      405
 37         417        4.2820%  4.3456%  4.4180%       383         76       429       4.5193%   4.5727%   4.6550%      388
 38         413        4.2918%  4.3552%  4.4210%       387         77       ***       4.5231%   4.5766%   4.6629%      ***
 39         431        4.3019%  4.3642%  4.4242%       406         78       ***       4.5268%   4.5805%   4.6707%      ***


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.